Exhibit 10.2

SALE AND SERVICING AGREEMENT

by and between

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2025-4,

as Issuer

BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2025-4,

as Grantor Trust

BRIDGECREST AUTO FUNDING LLC,

as Seller

BRIDGECREST ACCEPTANCE CORPORATION,

as Servicer

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,

as Standby Servicer

and

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of October 22, 2025

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(continued)

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(continued)

Page

SECTION 9.19	Third-Party Beneficiaries	45
SECTION 9.20	Regulation AB	45
SECTION 9.21	Information to Be Provided by the Indenture Trustee	45
SECTION 9.22	Form 8-K Filings	47
SECTION 9.23	AML Law Act	47
SECTION 9.24	Relevant Trustee	47

Schedule I	Notice Addresses

Exhibit A	Form of Assignment pursuant to Sale and Servicing Agreement
Exhibit B	Perfection Representations, Warranties and Covenants
Exhibit C	Servicing Criteria to be Addressed in Indenture Trustee’s and Servicer’s Assessment of Compliance
Exhibit D	Form of Indenture Trustee’s Annual Certification

Appendix A	Definitions

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THIS SALE AND SERVICING AGREEMENT, dated as of October 22, 2025 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), is by and between BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2025-4, a Delaware statutory trust (the “Issuer”), BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2025-4, a Delaware statutory trust (the “Grantor Trust”), BRIDGECREST AUTO FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), BRIDGECREST ACCEPTANCE CORPORATION, an Arizona corporation (“BAC”), as servicer (in such capacity, the “Servicer”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as standby servicer (the “Standby Servicer”), and as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables comprised of motor vehicle retail installment sales contracts that are secured by new and used automobiles, light-duty trucks, SUVs and vans;

WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer;

WHEREAS, pursuant to the Receivables Contribution Agreement, the Issuer will convey such motor vehicle receivables to the Grantor Trust and will hold a trust certificate evidencing the entire beneficial interest in the Grantor Trust; and

WHEREAS, BAC is willing to service such motor vehicle receivables and related property on behalf of the Issuer and the Grantor Trust;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

SECTION 1.1         Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

SECTION 1.2         Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (i) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms.

Sale and Servicing Agreement (BLAST 2025-4)

ARTICLE II

CONVEYANCE OF TRANSFERRED ASSETS

SECTION 2.1         Conveyance of Transferred Assets. In consideration of the Issuer’s sale and delivery to, or upon the order of, the Seller of all of the Notes and the Certificate on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the Transferred Assets, as evidenced by an assignment substantially in the form of Exhibit A hereto delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or BAC to the Obligors, the Dealer, insurers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

SECTION 2.2         Custody of Receivable Files.

(a)           Custody. The Issuer and the Grantor Trust, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer, the Indenture Trustee and the Grantor Trust as custodian of the Receivable Files, which are hereby or will hereby be constructively delivered to the Indenture Trustee (or its agent or designee), as pledgee of the Issuer and the Grantor Trust pursuant to the Indenture. “Receivable File” means, with respect to each Receivable, the following documents or instruments (but only to the extent applicable to such Receivable), which may be held in tangible paper form or electronic form:

(i)	the fully executed original, electronically authenticated original or authoritative copy of the Contract (in each case within the meaning of the UCC) related to such Receivable, including any written amendments or extensions thereto;

(ii)	the original Certificate of Title or, if not yet received, evidence that an application therefor has been submitted with the appropriate authority, a guaranty of title from the Dealer or such other document (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer keeps on file, in accordance with its Customary Servicing Practices, evidencing the security interest created with respect to the Financed Vehicle; provided, however, that in lieu of being held in the Receivable File, the Certificate of Title may be held by a third party service provider engaged by the Servicer to obtain and/or hold Certificates of Title; and

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(iii)	any and all other documents that the Servicer keeps on file, in accordance with its Customary Servicing Practices, relating to a Receivable, an Obligor or a Financed Vehicle.

(b)           Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer, the Grantor Trust and the Indenture Trustee, as pledgee of the Issuer and the Grantor Trust. In performing its duties as custodian, the Servicer shall act in accordance with its Customary Servicing Practices. The Servicer will promptly report to the Issuer, the Grantor Trust and the Indenture Trustee any failure on its part to hold a material portion of the Receivable Files or to maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer, the Grantor Trust or the Indenture Trustee of the Receivable Files. The Servicer may, in accordance with its Customary Servicing Practices: (i) maintain all or a portion of the Receivable Files in electronic form and (ii) maintain custody of all or any portion of the Receivable Files with one or more of its agents or designees.

(c)           Maintenance of and Access to Records. The Servicer will maintain any portion of a Receivable File that exists in tangible form in the United States (it being understood that the Receivable Files, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.5). The Servicer will make available to the Issuer, the Grantor Trust, the Standby Servicer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts records, and computer systems and information regarding the Receivables maintained by the Servicer at such times as the Issuer, the Grantor Trust, the Standby Servicer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer. Nothing in this Agreement gives rise to any right, expectation, or other entitlement on the part of any Person to inspect, examine, access, or visit any data center or other secure facility of the Standby Servicer, including in its capacity of successor Servicer.

(d)           Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released will be handled by the Indenture Trustee with reasonable care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.

(e)           Instructions; Authority to Act. All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

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(f)            Effective Period and Termination. The Servicer’s appointment as custodian will become effective as of the Closing Date and will continue in full force and effect until terminated pursuant to this Section 2.2(f). If BAC resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class (or, if no Notes are Outstanding, by the Relevant Trustee at the direction of the Majority Certificateholders), in the same manner as the Indenture Trustee or such Noteholders (or Certificateholders) may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee (or, at the direction of the Indenture Trustee, to its agent) the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate; provided, however, that with respect to authoritative copies of the Receivables constituting electronic chattel paper, the Servicer, in its sole discretion, shall either (i) continue to hold any such authoritative copies on behalf of the Issuer and the Indenture Trustee or the Indenture Trustee’s agent (provided that the Servicer has not been terminated in accordance with the provisions of this Section 2.2(f)) or (ii) deliver copies of such authoritative copies and destroy the authoritative copies maintained by the Servicer prior to its termination such that the copies delivered to the Indenture Trustee or the Indenture Trustee’s agent becomes the authoritative copy of the Receivable and constitutes electronic chattel paper.

(g)           Liability of Indenture Trustee. Neither the Indenture Trustee nor the Standby Servicer shall be liable for the acts or omissions of the Servicer, in its capacity as custodian of the Receivable Files.

ARTICLE III

ADMINISTRATION AND SERVICING OF
RECEIVABLES AND TRUST PROPERTY

SECTION 3.1         Duties of Servicer.

(a)           The Servicer is hereby appointed by the Issuer and the Grantor Trust and authorized to act as agent for the Issuer and the Grantor Trust and in such capacity shall manage, service, administer and make collections on the Receivables in accordance with its Customary Servicing Practices, using the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer’s duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, pursuing delinquencies, providing invoices or other payment information (which may be in electronic form) or through a web portal to Obligors, reporting any required tax information to Obligors, administering rebates and refunds to Obligors, accounting for Collections and furnishing monthly statements to the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer is not required under the Transaction Documents to make any disbursements via wire transfer or otherwise on behalf of an Obligor. There are no requirements under the Receivables or the Transaction Documents for funds to be, and funds shall not be, held in trust for an Obligor. There are no requirements under the Receivables or the Transaction Documents for payments or disbursements to be made by the Servicer on behalf of an Obligor. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the Servicer shall not be liable for any failure or delay in the performance of its obligations or the taking of any action hereunder or under any other Transaction Document (and such failure or delay shall not constitute a breach of any Transaction Document or a Servicer Replacement Event) if such failure or delay arises from compliance by the Servicer with any law or court order, the direction of a regulatory authority or regulatory guidance.

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(b)           The Servicer will follow its Customary Servicing Practices and will have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable as long as such activities will not result in or cause the Issuer or the Grantor Trust to be treated, for United States federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, or cause the Grantor Trust to be treated as other than a grantor trust for United States federal income tax purposes. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles securing such Receivables. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer or the Grantor Trust, a Proceeding to enforce a Receivable or an Insurance Policy or to commence or participate in any other Proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor, a Financed Vehicle or an Insurance Policy. If the Servicer commences a Proceeding to enforce a Receivable or an Insurance Policy, the Issuer or the Grantor Trust, as applicable, will thereupon be deemed to have automatically assigned such Receivable or its rights under such Insurance Policy to the Servicer solely for purposes of commencing or participating in any such Proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer and the Grantor Trust to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such Proceeding. If in any enforcement suit or Proceeding it is held that the Servicer may not enforce a Receivable or Insurance Policy on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable or Insurance Policy, the Issuer and the Grantor Trust, as applicable, will, at the Servicer’s expense and direction, take steps to enforce the Receivable or Insurance Policy, including bringing suit in its name or the name of the Indenture Trustee. The Issuer and the Grantor Trust will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer and the Grantor Trust all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer and the Grantor Trust in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof. Notwithstanding the foregoing, the Servicer shall have no right, power or authority to execute any instruments or to do or perform any acts in the name of Wilmington Trust, National Association.

(c)           The Servicer hereby agrees that upon its resignation and the appointment of a successor Servicer hereunder, the Servicer will terminate its activities as Servicer hereunder in accordance with Section 7.1, and, in any case, in a manner which the Indenture Trustee reasonably determines will facilitate the transition of the performance of such activities to such successor Servicer, and the Servicer shall cooperate with and assist such successor Servicer.

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(d)           The Servicer shall not be required to monitor whether Obligors maintain an Insurance Policy on the Financed Vehicles.

SECTION 3.2         Collection of Receivable Payments.

(a)           The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same become due in accordance with its Customary Servicing Practices. The Servicer, in accordance with its Customary Servicing Practices, may grant Permitted Modifications but not any other extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable, nor may the Servicer (i) extend the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period immediately prior to the Final Scheduled Payment Date of the latest maturing Class of Notes or (ii) reduce the Contract Rate or Principal Balance with respect to any Receivable in the case of either clause (i) or (ii) above, other than (A) as required by applicable law or court order, (B) in connection with a modification, adjustment or settlement in the event the Receivable becomes a Severely Distressed Receivable, (C) at the direction of a regulatory authority or in accordance with regulatory guidance or (D) if the related Obligor is an SCRA Obligor. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not be required to make any advances of funds or guarantees regarding collections, cash flows or distributions. Payments on the Receivables, including payoffs, made in accordance with the related documentation for such Receivables, shall be posted to the Servicer’s Obligor records in accordance with the Servicer’s Customary Servicing Practices. Such payments shall be allocated to principal, interest or other items in accordance with the related documentation for such Receivables. For the avoidance of doubt, neither the Indenture Trustee nor the Standby Servicer (unless the Standby Servicer has become the Servicer) shall have any obligation to approve or consent to, or monitor compliance of the Servicer with, the satisfaction of the conditions related to, any Permitted Modification.

(b)           Subject to the second sentence of Section 3.2(a), the Servicer and its Affiliates may engage in any marketing practice or promotion or any sale of any products, goods or services to Obligors with respect to the related Receivables so long as such practices, promotions or sales are offered to obligors of comparable motor vehicle receivables serviced by the Servicer for itself and others, whether or not such practices, promotions or sales might result in a decrease in the aggregate amount of payments on the Receivables, prepayments or faster or slower timing of the payment of the Receivables.

(c)           Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable and deposit the full Outstanding Principal Balance of and any accrued interest on such Receivable into the Collection Account. The Outstanding Principal Balance shall be treated for all purposes, including for United States federal income tax purposes, as a payoff of all amounts owed by the related Obligor with respect to such Receivable. The receivable created by such refinancing shall not be property of the Issuer or the Grantor Trust. The Servicer and its Affiliates may also sell insurance or debt cancellation products, including products which result in the cancellation of some or all of the amount of a Receivable upon the death or disability of the related Obligor or any casualty with respect to the Financed Vehicle.

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(d)           Records documenting collection efforts shall be maintained during the period a Receivable is delinquent in accordance with the Servicer’s Customary Servicing Practices. Such records shall be maintained on at least a periodic basis that is not less frequent than as prescribed by the Servicer’s Customary Servicing Practices, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment) in accordance with the Servicer’s Customary Servicing Practices.

(e)           The Servicer shall not be required to maintain a fidelity bond or errors and omissions policy.

SECTION 3.3         Repossession of Financed Vehicles; Sales of Deficiency Balances. On behalf of the Issuer and the Grantor Trust, the Servicer will use commercially reasonable efforts, consistent with its Customary Servicing Practices, to repossess or otherwise convert the ownership of and liquidate the Financed Vehicle securing any Receivable as to which the Servicer has determined eventual payment in full is unlikely; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its sole discretion it determines that repossession will not increase the aggregate Liquidation Proceeds or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance or that repossessing such Financed Vehicle would otherwise not be consistent with the Servicer’s Customary Servicing Practices. The Servicer is authorized as it deems necessary or advisable, consistent with its Customary Servicing Practices, to make reasonable efforts to realize upon any recourse to any Dealer and to sell the related Financed Vehicle at public or private sale. The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle. In addition, the Servicer, in its sole discretion, may in accordance with its Customary Servicing Practices sell any Receivable’s Deficiency Balance, sell Defaulted Receivables and sell Receivables in bankruptcy. To facilitate any such sale the Servicer may, in accordance with its Customary Servicing Practices, purchase from the Grantor Trust such Receivable’s Deficiency Balance, Defaulted Receivable or Receivable in bankruptcy for a purchase price equal to the proceeds received by the Servicer in an arm’s-length transaction for the sale of such Deficiency Balance, Defaulted Receivable or Receivable in bankruptcy. Net proceeds of any such sale allocable to the Receivable will constitute Liquidation Proceeds, and the sole right of the Issuer, the Grantor Trust and the Indenture Trustee with respect to any such sold Receivables will be to receive such Liquidation Proceeds. Upon such sale, the Servicer will mark its computer records indicating that any such receivable sold is no longer a Receivable. The Servicer is authorized to take any and all actions necessary or appropriate on behalf of the Issuer and the Grantor Trust to evidence the sale of the Financed Vehicle at a public or private sale or the sale of the Receivable to the Servicer to facilitate a sale of a Deficiency Balance, Defaulted Receivable or Receivable in bankruptcy pursuant to the provisions of this Section 3.3, in each case, free from any Lien or other interest of the Issuer, the Grantor Trust or the Indenture Trustee. The Servicer may, in accordance with its Customary Servicing Practices, waive any Deficiency Balance.

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SECTION 3.4         Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its Customary Servicing Practices, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The provisions set forth in this Section 3.4 are the sole requirements under the Transaction Documents with respect to the maintenance of collateral or security on the Receivables. It is understood that the Financed Vehicles are the collateral and security for the Receivables, but that the Certificate of Title with respect to a Financed Vehicle does not constitute collateral for that Receivable and merely evidences such security interest. The Issuer and the Grantor Trust hereby authorize the Servicer to take such steps as are necessary to re-perfect such security interest created by the Receivable in the event of the relocation of a Financed Vehicle or for any other reason.

SECTION 3.5         Covenants of Servicer. Unless required by law or court order, or at the direction of a regulatory authority or in accordance with regulatory guidance, the Servicer may not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except (i) in the event of payment in full by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its Customary Servicing Practices, (ii) in connection with repossession or (iii) as may be required by an insurer in order to receive proceeds from any Insurance Policy covering such Financed Vehicle.

SECTION 3.6         Indemnification Upon Breach. Upon discovery by any party hereto of a breach of any of the covenants set forth in Section 3.2(a) or 3.5 with respect to any Receivable which materially and adversely affects the interests of the Issuer, the Grantor Trust or the Noteholders in any Receivable, the party discovering or receiving written notice of such breach shall give prompt written notice thereof to the other parties hereto; provided, (i) that the delivery of a Servicer’s Certificate which identifies that Servicer has paid or will pay the Actual Loss Amount shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach and (ii) the Servicer, the Indenture Trustee or the Standby Servicer shall be deemed to have knowledge of such breach only if a Responsible Officer thereof has actual knowledge thereof, including without limitation upon receipt of written notice; provided, further, that the failure to give such notice shall not affect any obligation of the Servicer under this Section 3.6. If the breach materially and adversely affects the interests of the Issuer, the Grantor Trust or the Noteholders in such Receivable, or if the Servicer is required to make a payment of the Actual Loss Amount pursuant to this Section 3.6, then the Servicer shall either (a) correct or cure such breach, if applicable, or (b) pay the Actual Loss Amount (if any) with respect to such Receivable, in either case on or before the Business Day before the Payment Date following the end of the Collection Period which includes the 60th day (or, if the Servicer elects, an earlier date) after the date the Servicer became aware or was notified of such breach. Any such breach or failure will be deemed not to have a material and adverse effect if such breach or failure has not affected the ability of the Grantor Trust to receive and retain timely payment in full on such Receivable. The Servicer shall deposit (or cause to be deposited) the Actual Loss Amount into the Collection Account prior to noon, Mountain Standard Time, on such date of indemnification (or, if the Servicer elects, an earlier date). It is understood and agreed that the obligation of the Servicer to make a payment equal to the Actual Loss Amount as described above shall constitute the sole remedy respecting such breach available to the Issuer, the Grantor Trust and the Noteholders.

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SECTION 3.7         Servicing Fee. On each Payment Date, the Indenture Trustee on behalf of the Issuer and the Grantor Trust shall pay to the Servicer the Servicing Fee in accordance with Section 4.4 for the immediately preceding Collection Period as compensation for its services. In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees.

SECTION 3.8         Servicer’s Certificate. On or before the Determination Date preceding each Payment Date, the Servicer shall deliver to the Indenture Trustee, the Owner Trustee and each Paying Agent, a Servicer’s Certificate executed by an Authorized Officer of the Servicer containing all information necessary to make the payments, transfers and distributions pursuant to Sections 4.3 and 4.4 on such Payment Date, together with the written statements to be furnished by the Indenture Trustee to the Noteholders pursuant to Section 4.6 hereof and Section 6.6 of the Indenture. The Servicer will also provide the Servicer’s Certificate to each Rating Agency on the same date the Servicer’s Certificate is provided to Noteholders pursuant to Section 4.6 hereof and Section 6.6 of the Indenture; provided that if the Servicer’s Certificate is not provided to Noteholders in accordance with Section 4.6 hereof and Section 6.6 of the Indenture, the Servicer will provide the Servicer’s Certificate to each Rating Agency no later than on the related Payment Date. At the sole option of the Servicer, each Servicer’s Certificate may be delivered in electronic format or hard copy format. No disbursements shall be made directly by the Servicer to a Noteholder or a Certificateholder, and the Servicer shall not be required to maintain any investor record relating to the posting of disbursements or otherwise.

SECTION 3.9         Annual Officer’s Certificate; Notice of Servicer Replacement Event.

(a)           The Servicer will deliver to the Issuer and the Grantor Trust, with a copy to the Indenture Trustee, on or before March 30th of each year, beginning on March 30, 2026, an Officer’s Certificate, dated as of December 31 of the immediately preceding year, providing such information as is required under Item 1123 of Regulation AB.

(b)           The Servicer will deliver to the Issuer, with a copy to the Indenture Trustee within five (5) Business Days after having obtained knowledge thereof written notice in an Officer’s Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Replacement Event. Except to the extent set forth in this Section 3.9(b), Section 7.2 and Section 9.22 of this Agreement and Section 3.12 and Section 6.5 of the Indenture, the Transaction Documents do not require any policies or procedures to monitor any performance or other triggers and events of default.

(c)           The Servicer will deliver to the Issuer and the Grantor Trust, on or before March 30th of each year, beginning on March 30, 2026, a report regarding the Servicer’s assessment of compliance with the Servicing Criteria specified in Exhibit C as applicable to the Servicer during the immediately preceding calendar year, including disclosure of any material instance of non-compliance identified by the Servicer, as required under paragraph (b) of Rule 13a-18, or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB, or such other criteria as mutually agreed upon by the Seller and the Servicer.

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SECTION 3.10         Annual Registered Public Accounting Firm Attestation.

(a)           On or before March 30th of each year, beginning March 30, 2026, the Servicer shall cause a registered public accounting firm, which may also render other services to the Servicer or to its Affiliates, to furnish to the Issuer, with a copy to the Indenture Trustee, each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any Affiliate thereof during the related fiscal year delivered by such accountants pursuant to paragraph (c) of Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. The certification required by this paragraph may be replaced by any similar certification using other procedures or attestation standards which are now or in the future in use by servicers of comparable assets, or which otherwise comply with any rule, regulation, “no action” letter or similar guidance promulgated by the Commission.

(b)           The Servicer, however, shall not be obligated to deliver any report described above to any Person who does not comply with or agree to the required procedures of such firm of independent certified public accountants, including but not limited to execution of engagement letters or access letters regarding such reports.

(c)           The Indenture Trustee shall not be liable for any claims, liabilities or expenses relating to such accountants’ engagement or any report issued in connection with such engagement, and the dissemination of any such report other than pursuant to the Transaction Documents or applicable law is subject to the written consent of the accountants.

SECTION 3.11         Servicer Expenses. The Servicer will be required to pay all expenses (other than Liquidation Reimbursements) incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Noteholders and the Certificateholders. The Servicer will be entitled to receive Liquidation Reimbursements for each Collection Period in accordance with Section 4.4(a). The Servicer (so long as the Servicer is BAC) shall pay (i) fees, expenses, indemnities and disbursements of (A) the Indenture Trustee to the extent required under Section 6.7 of the Indenture, (B) the Owner Trustee (including in its individual capacity) to the extent required under Sections 8.1 and 8.2 of the Trust Agreement, (C) the Grantor Trust Trustee (including in its individual capacity) to the extent required under Sections 8.1 and 8.2 of the Grantor Trust Agreement and (D) the Administrator and (ii) organizational expenses of the Issuer and the Grantor Trust.

SECTION 3.12         Exchange Act Filings. Each of the Issuer and the Grantor Trust hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any and all reports, statements and information respecting the Issuer, the Grantor Trust and/or the Notes required to be filed pursuant to the Exchange Act and the rules thereunder.

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SECTION 3.13         Noteholder Communication. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may send a request to the Seller at any time notifying the Seller that such Noteholder or Note Owner, as applicable, would like to communicate with other Noteholders or Note Owners, as applicable, with respect to an exercise of their rights under the terms of the Transaction Documents. If the requesting party is not a Noteholder as reflected on the Note Register, the Seller may require that the requesting party provide Verification Documents. Each request must include (i) the name of the requesting Noteholder or Note Owner, as applicable and (ii) a description of the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner. A Noteholder or Note Owner, as applicable, that delivers a request under this Section 3.13 will be deemed to have certified to the Issuer and BAC that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under the Indenture or the other Transaction Documents, and will not be used for other purposes. In each monthly distribution report on Form 10-D under the Exchange Act with respect to the Issuer, the Seller shall include disclosure regarding any request that complies with the requirements of this Section 3.13 received during the related Collection Period from a Noteholder or Note Owner to communicate with other Noteholders or Note Owners, as applicable, related to the Noteholders or Note Owners exercising their rights under the terms of the Transaction Documents. The disclosure in such Form 10-D regarding the request to communicate shall include (w) the name of the investor making the request, (x) the date the request was received, (y) a statement to the effect that the Seller has received a request from such Noteholder or Note Owner, as applicable, stating that such Noteholder or Note Owner, as applicable, is interested in communicating with other Noteholders or Note Owners, as applicable, with regard to the possible exercise of rights under the Transaction Documents, and (z) a description of the method other Noteholders or Note Owners, as applicable, may use to contact the requesting Noteholder or Note Owner. The Seller and the Servicer will be responsible for any expenses incurred in connection with the filing of such disclosure and the reimbursement of any costs incurred by the Indenture Trustee in connection with the preparation thereof.

SECTION 3.14         Standby Servicer’s Verification of Servicer’s Certificate.

(a)           No later than the second (2nd) Business Day after each Determination Date, the Servicer will deliver to the Standby Servicer an electronic file in a format acceptable to the Standby Servicer (the “Electronic File”) containing information with respect to the Receivables as of the close of business on the last day of the related Collection Period containing the information necessary for preparation of the Servicer’s Certificate. The Standby Servicer shall verify the information specified in Section 3.14(b) contained in the Servicer’s Certificate delivered by the Servicer based solely on a recalculation of the information contained in the Servicer’s Certificate, and the Standby Servicer shall notify the Servicer on or before the fifth (5th) Business Day following the Determination Date of any discrepancies. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies within two (2) Business Days of the report of such discrepancies, but in the absence of a reconciliation, the Servicer’s Certificate shall control for the purpose of calculations and distributions with respect to the related Payment Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer’s Certificate by the related Payment Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer’s expense, to audit the Servicer’s Certificate and, prior to the fifth (5th) calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer’s Certificate for the succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations (including any implied duty to enforce another party’s obligations if the Transaction Documents do no not assign such responsibility to another party) shall be read into this Agreement against the Standby Servicer.

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(b)           The Standby Servicer shall review each Servicer’s Certificate and shall:

(i)           confirm that such Servicer’s Certificate is in a readable form;

(ii)           load the Electronic File received from the Servicer pursuant to Section 3.14(a), confirm that such Electronic File is in a readable form and the Pool Balance provided in such Electronic File conforms with the Pool Balance as reflected on the Servicer’s Certificate; and

(iii)           confirm that the Servicer’s Certificate includes each item required pursuant to Section 4.4(a) and each item listed in Section 4.4(a)(iii) through (xiv) and (xvi) is accurate based solely on a recalculation of the information contained in the Servicer’s Certificate.

(c)           Notwithstanding the foregoing, if the Electronic File or the Servicer’s Certificate does not contain sufficient information for the Standby Servicer to perform any action hereunder, the Standby Servicer shall promptly notify the Servicer of any additional information to be delivered by the Servicer to the Standby Servicer, and the Standby Servicer and the Servicer shall mutually agree upon the form thereof; provided, however, that the Standby Servicer shall not be liable for the performance of any action unable to be taken hereunder without such additional information until it is received from the Servicer. In the performance of its duties hereunder, the Standby Servicer shall be entitled to conclusively rely on the Servicer’s Certificate or written notice with respect to the occurrence of any Event of Default or other event which affects the verification obligations of the Standby Servicer, with no duty to independently verify the information therein or confirm whether any such event has occurred or otherwise make any determination with respect thereto.

ARTICLE IV
DISTRIBUTIONS; ACCOUNTS
STATEMENTS TO THE CERTIFICATEHOLDERS
AND THE noteHOLDERs

SECTION 4.1         Establishment of Accounts.

(a)           The Servicer shall cause to be established on or prior to the Closing Date:

(i)	(x) Prior to the payment in full of the principal of and interest on the Notes, for the benefit of the Noteholders in the name of the Indenture Trustee, an Eligible Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by the Indenture Trustee with the Trust Account Provider and (y) following payment in full of the principal of and interest on the Notes, for the benefit of the Certificateholders, in the name of the Issuer, an Eligible Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders, which Eligible Account shall be established by the Certificate Paying Agent, as Relevant Trustee, maintained at the Trust Account Provider (the “Collection Account”). No checks shall be issued, printed or honored with respect to the Collection Account.

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(ii)	An Eligible Account (the “Reserve Account”) maintained at the Indenture Trustee in the name and for the benefit of the Issuer bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. No checks shall be issued, printed or honored with respect to the Reserve Account.

(iii)	Upon the issuance of any Definitive Certificate in accordance with the terms of the Trust Agreement, for the benefit of the Certificateholders, in the name of the Issuer, a non-interest bearing Eligible Account (the “Certificate Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders, which Eligible Account shall be established by the Certificate Paying Agent with the Trust Account Provider. No checks shall be issued, printed or honored with respect to the Certificate Distribution Account. Funds on deposit in the Certificate Distribution Account shall be held uninvested.

(b)           The Collection Account and the Reserve Account (collectively, the “Trust Accounts”) shall be Eligible Accounts initially established by the Indenture Trustee with the Trust Account Provider. Funds on deposit in the Trust Accounts, if any, shall be invested by the Relevant Trustee in Eligible Investments selected in writing by the Servicer and of which the Servicer provides notification (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither the Servicer, the Relevant Trustee (subject to Section 6.1(c) of the Indenture) nor the Issuer shall be liable for any loss arising from such investment in Eligible Investments. If no such selection is made by the Servicer, funds on deposit in the Trust Accounts shall remain uninvested. For the avoidance of doubt, any funds on deposit in the Trust Accounts that remain uninvested shall be held at Wells Fargo Bank, National Association or, after notice from the Indenture Trustee to the Rating Agencies, such other depository institution that satisfies the criteria set forth in clause (b) of the definition of Eligible Institution.  All such Eligible Investments shall be held by or on behalf of the Relevant Trustee as secured party for the benefit of the Noteholders and the Issuer (or if there are no Noteholders, for the Certificateholders). On each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts (other than from the Reserve Account that shall be distributed to or at the direction of the Seller) shall be distributed in accordance with Section 4.4. All investments of funds on deposit in the Trust Accounts shall mature so that such funds will be available on the Business Day immediately preceding the immediately following Payment Date. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Eligible Investment and the Servicer directs the Relevant Trustee in writing to dispose of such Eligible Investment. The Servicer acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of Eligible Investments or the Relevant Trustee’s receipt of a broker’s confirmation. The Servicer agrees that such notifications shall not be provided by the Relevant Trustee hereunder, and the Relevant Trustee shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. If at any time, any investment ceases to be an Eligible Investment, (x)(i) if such investment is purchased from or through the Relevant Trustee or an Affiliate of the Relevant Trustee, the Relevant Trustee shall promptly notify the Servicer in writing and (ii) if the Eligible Investment is not purchased from or through the Relevant Trustee, the Servicer shall promptly notify the Relevant Trustee in writing and (y) the Servicer shall direct the Relevant Trustee invest in an alternative Eligible Investment. Notwithstanding any other provision of this Agreement or any other Transaction Document, funds on deposit in the Reserve Account shall only be invested in Eligible Investments deemed to be “cash” or “cash equivalents” for purposes of 17 CFR Part 246.4(b)(2) of Regulation RR, as determined by the Servicer. The Indenture Trustee shall have no obligation to determine whether any investment of funds on deposit in the Reserve Account meet the requirements of 17 CFR Part 246.4(b)(2) of Regulation RR.

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(c)           The Relevant Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments and proceeds shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts (other than the Reserve Account) shall be under the sole dominion and “control” (within the meaning of Section 8-106 of the UCC) of the Relevant Trustee for the benefit of the Noteholders (or if there are no Noteholders, for the Certificateholders). The Reserve Account shall be under the sole dominion and “control” (as defined above) of the Indenture Trustee for the benefit of the Issuer, which such Reserve Account has been pledged by the Issuer to the Indenture Trustee for the benefit of the Noteholders. If at any time, any Trust Account ceases to be an Eligible Account, (x)(i) if the Trust Accounts are accounts with the Relevant Trustee or an Affiliate of the Relevant Trustee, the Relevant Trustee shall promptly notify the Servicer in writing and (ii) if the Trust Accounts are not accounts with the Relevant Trustee, the Servicer shall promptly notify the Relevant Trustee in writing and (y) the Servicer shall within thirty (30) days (or any longer period if the Rating Agency Condition is satisfied with respect to such longer period) after becoming aware of the fact, establish a new Trust Account as an Eligible Account and shall direct the Relevant Trustee in writing to transfer any cash and/or any investments to such new Trust Account. Each Trust Account Provider holding a Trust Account as provided in this Section 4.1, is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC). If a Trust Account Provider shall be a Person other than the Relevant Trustee, and if the Relevant Trustee is not the customer or “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) with respect to the Trust Accounts, the Servicer shall obtain the express agreement of such Person to the obligations of the Trust Account Provider set forth in this Section 4.1.

(d)           With respect to the Trust Account Property, the Indenture Trustee, as customer or “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) of the “security entitlements” (within the meaning of Section 8-102(a)(17) of the UCC) with respect to each Trust Account, as applicable, agrees, by its acceptance hereof that:

(i)	any Trust Account Property that consists of uninvested funds shall be held solely in Eligible Accounts and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Relevant Trustee, and, except as otherwise provided in the Transaction Documents, the Relevant Trustee or its designee shall have sole signature authority with respect thereto;

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(ii)	any Trust Account Property that constitutes Physical Property shall be delivered to the Relevant Trustee or its designee, in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Relevant Trustee or any such designee;

(iii)	any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (iv) below shall be delivered to the Relevant Trustee or its designee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Relevant Trustee or such designee, pending maturity or disposition, through continued registration of the Relevant Trustee’s (or its designee’s) ownership of such security on the books of the issuer thereof;

(iv)	any Trust Account Property that is an uncertificated security that is a “book-entry security” (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account at a Federal Reserve Bank and eligible for transfer through the Fedwire® Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee or its designee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or such designee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

(v)	to the extent any Trust Account Property is credited to a securities account, the account agreement establishing such securities account shall provide that the account agreement is governed solely by the law of the State of New York and that the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention; and such institution acting as securities intermediary shall have at the time of entry of the account agreement and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States which satisfies the criteria provided in Article 4(1)(a) or (b) of the Hague Securities Convention; the jurisdiction of such institution acting as securities intermediary with respect to such securities account shall be the State of New York; and (if the Indenture Trustee is not the securities intermediary with respect to such securities account and if the Indenture Trustee is not the customer or entitlement holder with respect to such account) the Indenture Trustee, the Issuer and such securities intermediary shall agree in writing that such securities intermediary will comply with entitlement orders originated by the Indenture Trustee with respect to such securities account without further consent of the Issuer.

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(e)           With respect to the Trust Account Property, the Indenture Trustee, as customer or “entitlement holder” represents, warrants and covenants that:

(i)	each Trust Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC);

(ii)	each item of property (including cash) credited to a Trust Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC);

(iii)	all securities or other property underlying any “financial assets” (as defined above) credited to the Trust Accounts shall be registered in the name of the Trust Account Provider or the securities intermediary, indorsed to the Trust Account Provider or the securities intermediary or in blank or credited to another securities account maintained in the name of the Trust Account Provider or the securities intermediary and in no case will any “financial asset” (as defined above) credited to any of the Trust Accounts be registered in the name of the Issuer, the Grantor Trust, the Servicer or the Seller, payable to the order of the Issuer, the Grantor Trust, the Servicer or the Seller or specially indorsed to the Issuer, the Grantor Trust, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Trust Account Provider or in blank;

(iv)	all property delivered to the Trust Account Provider pursuant to this Agreement or the other Transaction Documents will be promptly credited to the appropriate Trust Account;

(v)	if at any time a securities intermediary shall receive any “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) from the Indenture Trustee directing transfer or redemption of any “financial asset” (as defined above) relating to the Trust Accounts, the securities intermediary shall comply with such entitlement order without further consent by the Issuer, the Grantor Trust, the Servicer, the Seller or any other Person;

(vi)	the Trust Accounts shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of Section 8-110(e) of the UCC, the State of New York shall be deemed to be the Trust Account Provider’s jurisdiction and the Trust Accounts (as well as the “securities entitlements” (as defined above)) shall be governed by the laws of the State of New York. The laws of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention with respect to each “account agreement” (within the meaning of the Hague Securities Convention) of each Trust Account. The Trust Account Provider shall have at the time of entry of each such account agreement and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States which satisfies the criteria provided in Article 4(1)(a) or (b) of the Hague Securities Convention;

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(vii)	the Trust Account Provider has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Trust Accounts and/or any “financial assets” (as defined above) credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined above) of such other person, and the Trust Account Provider has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Grantor Trust, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Trust Account Provider to comply with entitlement orders as set forth in Section 4.1(d)(v);

(viii)	except for the claims and interest of the Indenture Trustee, the Issuer and the Grantor Trust in the Trust Accounts, the Trust Account Provider knows of no claim to, or interest in, the Trust Accounts or in any “financial asset” (as defined above) credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Trust Accounts or in any “financial asset” (as defined above) carried therein, the Trust Account Provider will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof;

(ix)	the Trust Account Provider will make available electronically, copies of all statements, confirmations and other correspondence concerning the Trust Accounts and any Trust Account Property simultaneously to each of the Servicer and the Indenture Trustee; and

(x)	any Trust Account Property that constitutes Physical Property shall be delivered to the Relevant Trustee and shall be held, pending maturity or disposition, solely by the Relevant Trustee or by a Trust Account Provider acting solely for the Relevant Trustee.

(f)           Except for the Collection Account, the Reserve Account and the Certificate Distribution Account, there are no accounts required to be maintained under the Transaction Documents.

SECTION 4.2         Remittances. The Servicer shall deposit an amount equal to all Collections into the Collection Account within two Business Days after identification. Pending deposit into the Collection Account, Collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds. The Servicer may deduct from Collections all Unrelated Amounts to the extent such Unrelated Amounts have not been previously reimbursed to the Servicer.

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SECTION 4.3         Additional Deposits and Payments.

(a)           On the date specified in Section 3.4 of the Purchase Agreement, BAC shall deposit into the Collection Account the aggregate Repurchase Price with respect to Repurchased Receivables repurchased by BAC on such date. On the date specified in Section 3.6, the Servicer shall deposit into the Collection Account any Actual Loss Amount with respect to the Indemnified Receivables. On the Payment Date specified in Section 8.1, the Servicer will deposit into the Collection Account all amounts, if any, to be paid under Section 8.1. All such deposits with respect to any such date which is a Payment Date will be made, in immediately available funds by noon, Mountain Standard Time, on the Business Day immediately preceding such Payment Date related to such Collection Period.

(b)           The Indenture Trustee will, on or before the Payment Date relating to each Collection Period, withdraw from the Reserve Account the Reserve Account Draw Amount and deposit such amounts in the Collection Account in accordance with the Servicer’s Certificate.

(c)           On the Closing Date the Seller will deposit an amount to equal the Initial Reserve Account Deposit Amount into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer and pledged to the Indenture Trustee for the benefit of the Issuer. In the event that the Servicer exercises its right to an Optional Purchase pursuant to Section 8.1 and so long as the Depositor or an affiliate of the Depositor is the sole Certificateholder, the Indenture Trustee shall, upon written directions from the Servicer (or its designee), withdraw any remaining amount on deposit in the Reserve Account and deposit such amounts into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the date of the Optional Purchase. On the date that all amounts are withdrawn from the Reserve Account pursuant to this Section, the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee shall release their security interest in, to and under such amounts.

(d)           On or prior to the fifth (5th) Business Day preceding each Determination Date, the Relevant Trustee shall send a written notice, or make such information available electronically, to the Servicer stating the amount of investment income earned, if any, during the related Collection Period on each Trust Account maintained at the Relevant Trustee.

SECTION 4.4         Distributions.

(a)           Unless the Notes have been accelerated pursuant to Section 5.2 of the Indenture, on each Payment Date, the Relevant Trustee (based on information contained in the Servicer’s Certificate delivered on or before the related Determination Date pursuant to Section 3.8) shall make the following deposits and distributions, to the extent of Available Funds and the Reserve Account Draw Amount, on deposit in the Collection Account for such Payment Date, in the following order of priority:

(i)	first, (A) to the Servicer, the Servicing Fee, any Supplemental Servicing Fees and any Liquidation Reimbursements and all unpaid Servicing Fees, Supplemental Servicing Fees and Liquidation Reimbursements, if any, with respect to prior periods and (B) (i) to the Standby Servicer, any accrued and unpaid Standby Servicing Fees and reasonable expenses and indemnification amounts; provided, however, that, prior to the occurrence of an Event of Default of the type described in clauses (a), (b) or (e) of Section 5.1 of the Indenture, the expenses and indemnification amounts payable to the Standby Servicer pursuant to this clause first shall be limited to $125,000 per annum in the aggregate, and (ii) if the Standby Servicer becomes the successor Servicer, to the Standby Servicer, Servicing Transition Costs, to the extent not previously paid by the predecessor Servicer pursuant to Section 7.1(a), provided, that such Servicing Transition Costs payable pursuant to this clause first shall not exceed $200,000; provided, further, that amounts withdrawn from the Reserve Account may not be used to pay amounts due under clause (A) so long as BAC or an affiliate of BAC is the Servicer or under clause (B) so long as BAC or an affiliate of BAC is the Standby Servicer;

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(ii)	second, pro rata, to the Indenture Trustee and the Owner Trustee (including in its individual capacity) and the Grantor Trust Trustee (including in its individual capacity), any accrued and unpaid fees, reasonable expenses and indemnification amounts, and to the Asset Representations Reviewer, any accrued and unpaid fees (including unpaid fees with respect to prior periods), reasonable expenses and indemnification amounts to the extent not previously paid by BAC; provided, however, that, prior to the occurrence of an Event of Default of the type described in clauses (a), (b) or (e) of Section 5.1 of the Indenture, the expenses and indemnification amounts payable (A) to the Indenture Trustee pursuant to this clause second shall be limited to $125,000 per annum in the aggregate, (B) to the Owner Trustee and the Grantor Trust Trustee pursuant to this clause second shall be limited to $120,000 per annum in the aggregate, and (C) to the Asset Representations Reviewer pursuant to this clause second shall be limited to $150,000 per annum in the aggregate;

(iii)	third, to the Noteholders of the Class A Notes, pro rata, the Accrued Class A Note Interest due and accrued for the related Interest Period; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available will be applied to the payment of such interest on the Class A Notes on a pro rata basis based on the amount of interest payable to each Class of Class A Notes;

(iv)	fourth, for distribution to the Noteholders pursuant to Section 8.2(b) of the Indenture, the First Allocation of Principal, if any;

(v)	fifth, to the Noteholders of the Class B Notes, the Accrued Class B Note Interest due and accrued for the related Interest Period;

(vi)	sixth, for distribution to the Noteholders in accordance with Section 8.2(b) of the Indenture, the Second Allocation of Principal, if any;

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(vii)	seventh, to the Noteholders of Class C Notes, the Accrued Class C Note Interest due and accrued for the related Interest Period;

(viii)	eighth, for distribution to the Noteholders in accordance with Section 8.2(b) of the Indenture, the Third Allocation of Principal, if any;

(ix)	ninth, to the Noteholders of Class D Notes, the Accrued Class D Note Interest due and accrued for the related Interest Period;

(x)	tenth, for distribution to the Noteholders in accordance with Section 8.2(b) of the Indenture, the Fourth Allocation of Principal, if any;

(xi)	eleventh, to the Noteholders of Class E Notes, the Accrued Class E Note Interest due and accrued for the related Interest Period;

(xii)	twelfth, for distribution to the Noteholders in accordance with Section 8.2(b) of the Indenture, the Fifth Allocation of Principal, if any;

(xiii)	thirteenth, to the Reserve Account, any additional amounts required to cause the amount of cash on deposit in the Reserve Account to equal the Specified Reserve Account Balance;

(xiv)	fourteenth, for distribution to the Noteholders in accordance with Section 8.2(b) of the Indenture, the Regular Allocation of Principal, if any;

(xv)	fifteenth, pro rata, to the Indenture Trustee, the Owner Trustee (including in its individual capacity), the Grantor Trust Trustee (including in its individual capacity), the Standby Servicer and the Asset Representations Reviewer, any accrued and unpaid fees, expenses and indemnification amounts not paid pursuant to clause first or clause second of this Section 4.4(a) due solely to the per annum limitation set forth therein; and

(xvi)	sixteenth, any funds remaining, to the Certificateholders, pro rata based on the Percentage Interest of each Certificateholder, or, to the extent Definitive Certificates have been issued, to the Certificate Distribution Account for distribution to the Certificateholders.

Notwithstanding any other provision of this Section 4.4, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all amounts on deposit in the Collection Account pursuant to Section 5.4(b) of the Indenture.

(b)           After the payment in full of the Notes and all other amounts payable under Section 4.4(a), all Collections shall be paid to or in accordance with the instructions provided from time to time by the Certificateholders.

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SECTION 4.5         Net Deposits. The Servicer (and/or its designee if such designee is an Affiliate of the Servicer) shall be permitted to pay the Optional Purchase Price pursuant to Section 8.1 net of amounts to be distributed to the Servicer or its Affiliates on the related Redemption Date (including, if applicable, any amounts to be distributed from the Reserve Account), and accounts between the Servicer and such Affiliates shall be adjusted accordingly. The Servicer shall, however, account for all deposits and distributions in the Servicer’s Certificate as if the amounts were deposited and/or distributed separately.

SECTION 4.6         Statements to Noteholders and Certificateholders. On or before each Determination Date, the Servicer shall provide to the Certificate Paying Agent and to the Relevant Trustee the Servicer’s Certificate in accordance with Section 3.8. The Relevant Trustee shall forward (or make available on its website, as described below) to each Noteholder and Certificateholder of record as of the most recent Record Date, in accordance with Section 6.6 of the Indenture, a statement setting forth for the Collection Period and Payment Date relating to such statement the following information (or such other substantially similar information so long as such information satisfies the requirement of Item 1121 of Regulation AB):

(a)           the aggregate amount being paid on such Payment Date in respect of interest on and principal of each Class of Notes;

(b)           the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class B Note Balance, the Class C Note Balance, the Class D Note Balance, the Class E Note Balance and the Note Factor with respect to each Class of Notes, in each case after giving effect to payments on such Payment Date;

(c)           (i) the amount on deposit in the Reserve Account and the Specified Reserve Account Balance, each as of the beginning and end of the related Collection Period, (ii) the amount to be deposited in the Reserve Account in respect of such Payment Date, if any, (iii) the Reserve Account Draw Amount, if any, to be withdrawn from the Reserve Account on such Payment Date, (iv) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (v) the change in such balance from the immediately preceding Payment Date;

(d)           the First Allocation of Principal, the Second Allocation of Principal, the Third Allocation of Principal, the Fourth Allocation of Principal, the Fifth Allocation of Principal and the Regular Allocation of Principal for such Payment Date;

(e)           the Pool Balance and the Pool Factor as of the close of business on the last day of the preceding Collection Period;

(f)           the amount of the Servicing Fee to be paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

(g)           the amount of fees to be paid to the Indenture Trustee, the Standby Servicer, the Owner Trustee, the Grantor Trust Trustee and the Asset Representations Reviewer with respect to the related Payment Date and the amount of any unpaid fees to the Indenture Trustee, the Standby Servicer, the Owner Trustee, the Grantor Trust Trustee and the Asset Representations Reviewer and the change in such amount from that of the prior Payment Date;

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(h)           the amount of the Class A Noteholders’ Interest Carryover Shortfall, the Class B Noteholders’ Interest Carryover Shortfall, the Class C Noteholders’ Interest Carryover Shortfall, the Class D Noteholders’ Interest Carryover Shortfall and the Class E Noteholders’ Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

(i)           (A) the aggregate Repurchase Price with respect to Repurchased Receivables paid by BAC with respect to the related Collection Period and (B) the Actual Loss Amount paid by the Servicer with respect to the related Collection Period;

(j)           the aggregate Principal Balance of Receivables that are more than 30 days delinquent as of the end of the related Collection Period;

(k)           the aggregate Principal Balance of 60-Day Delinquent Receivables as of such Payment Date;

(l)           the Delinquency Percentage for the related Collection Period;

(m)           whether the Delinquency Percentage exceeds the Delinquency Trigger;

(n)           the number, dollar amount and percentage of Receivables that are 31-60, 61-90, 91-120 and over 120 days delinquent as of the end of the related Collection Period; provided, however, that the Servicer may, in its sole discretion, provide the information set forth in this clause (n) in 30-day increments beginning with 30-59 days delinquent in lieu of the foregoing increments; and

(o)           the amount, if any, of losses on the Receivables as of the end of the related Collection Period.

Each amount set forth pursuant to clause (a) or (h) above relating to the Notes shall be expressed as a dollar amount per $1,000 of the aggregate principal amount of the Notes (or Class thereof).

No disbursements shall be made directly by the Servicer to a Noteholder, and the Servicer shall not be required to maintain any investor record relating to the posting of disbursements or otherwise.

The Relevant Trustee shall make available via the Relevant Trustee’s website all reports or notices required to be provided by the Relevant Trustee under this Section 4.6 (which reports may include information with respect to the 144A Notes). Any information that is disseminated in accordance with the provisions of this Section 4.6 shall not be required to be disseminated in any other form or manner. The Relevant Trustee will make no representation or warranty as to the accuracy or completeness of such documents and will assume no responsibility therefor.

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The Indenture Trustee’s website shall be initially located at “www.ctslink.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders, the Owner Trustee, the Servicer, the Issuer, the Certificate Registrar or any Paying Agent. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Indenture Trustee shall notify the Noteholders in writing of any changes in the address or means of access to the website where the reports are accessible.

SECTION 4.7         No Duty to Confirm. The Relevant Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer’s Certificate delivered by the Servicer to the Relevant Trustee, and the Relevant Trustee shall be fully protected in relying upon such Servicer’s Certificate.

ARTICLE V

THE SELLER

SECTION 5.1         Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the Grantor Trust and the pledge thereof by the Issuer and the Grantor Trust to the Indenture Trustee pursuant to the Indenture:

(a)           Existence and Power. The Seller is a Delaware limited liability company validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, to deliver and to perform its obligations under the Transaction Documents to which it is a party. The Seller has obtained all necessary licenses and approvals in each jurisdiction where it does business and where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Transferred Assets.

(b)           Authorization and No Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party have been duly authorized by all necessary limited liability company action on the part of the Seller and, to its knowledge, do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement to which the Seller is a party or by which its properties are bound (other than violations of such laws, rules, regulations, organizational documents, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents).

(c)           No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

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(d)           Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

(e)           Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

(f)           No Proceedings. There are no actions, orders, suits, investigations or Proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectability or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

(g)           Investment Company Act. The Seller is not an “investment company” that is registered or required to be registered under, or otherwise subject to the restrictions of the Investment Company Act of 1940, as amended.

(h)           Assignment. The Receivables and the other Transferred Assets have been validly assigned by the Seller to the Issuer.

(i)           Security Interests. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering any Receivable other than any financing statement relating to security interests granted under the Transaction Documents or that have been or, prior to the assignment of such Receivables hereunder, will be terminated, amended or released. This Agreement creates a valid and continuing security interest in the Receivables (other than the Related Security with respect thereto, to the extent that an ownership interest therein cannot be perfected by the filing of a financing statement) in favor of the Issuer which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from the Seller.

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(j)           Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Transferred Assets, which are attached to this Agreement as Exhibit B, are true and correct.

SECTION 5.2         Liability of the Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

(a)           The Seller shall indemnify, defend, and hold harmless the Issuer, the Standby Servicer, the Owner Trustee (including in its individual capacity), the Grantor Trust, the Grantor Trust Trustee (including in its individual capacity), the Certificate Paying Agent and the Indenture Trustee (including when performing its duties as Relevant Trustee) from and against any loss, liability or expense (including reasonable attorneys’ fees and expenses and court costs and any losses incurred in connection with a successful defense, in whole or part, of any claim that the Indenture Trustee, the Owner Trustee (including in its individual capacity), the Certificate Paying Agent or the Grantor Trust Trustee (including in its individual capacity) breached its standard of care and legal fees and expenses incurred in actions against the indemnifying party) incurred by reason of the Seller’s violation of federal or State securities laws in connection with the registration or the sale of the Notes.

(b)           Indemnification under this Section 5.2 will survive the resignation or removal of the Owner Trustee, the Grantor Trust Trustee, the Certificate Paying Agent or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation including those incurred in connection with the enforcement of the Owner Trustee’s, the Grantor Trust Trustee’s, the Certificate Paying Agent’s or the Indenture Trustee’s respective rights (including indemnification rights) under the Transaction Documents. If the Seller has made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

(c)           The Seller’s obligations under this Section 5.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Standby Servicer, the Indenture Trustee, the Owner Trustee, the Certificate Paying Agent, the Grantor Trust and the Grantor Trust Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, the Servicer, the Standby Servicer, the Indenture Trustee, the Certificate Paying Agent, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer, the Grantor Trust, the Certificate Paying Agent, the Servicer, the Standby Servicer, the Indenture Trustee or the Owner Trustee or the Grantor Trust Trustee, as applicable, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, the Servicer, the Standby Servicer, the Indenture Trustee, the Owner Trustee, the Certificate Paying Agent, the Grantor Trust and the Grantor Trust Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 5.2(c) and the terms of this Section 5.2(c) may be enforced by an action for specific performance. The provisions of this Section 5.2(c) will be for the benefit of those entitled to rely thereon and will survive the termination or assignment of this Agreement, and the resignation or removal of any indemnified party.

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SECTION 5.3         Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any entity (i) into which the Seller may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Seller shall be a party, or any entity succeeding to the business of the Seller or (ii) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by BAC or DTCS and which executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement, in each case, without the execution or filing of any additional paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Within thirty (30) days following the consummation of any of the foregoing transactions in which the Seller is not the surviving entity, the Seller shall deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer in the Receivables and the other Transferred Assets or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

SECTION 5.4         Limitation on Liability of the Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

SECTION 5.5         Seller May Own Notes and Certificates. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes or Certificates so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes or Certificates, as applicable. Unless all Notes or all Certificates are owned by the Issuer, the Seller, any Certificateholder, the Servicer, the Administrator or any of their respective Affiliates, any Notes or Certificates, as applicable, owned by the Issuer, the Seller, any Certificateholder, the Servicer, the Administrator or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.

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SECTION 5.6         Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any such documents or certifications on behalf of the Issuer.

SECTION 5.7         Compliance with Organizational Documents. The Seller shall comply in all material respects with its limited liability company agreement and other organizational documents.

ARTICLE VI

THE SERVICER

SECTION 6.1         Representations of Servicer. The Servicer makes the following representations and warranties as of the Closing Date, on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the Grantor Trust and the pledge thereof by the Issuer and the Grantor Trust to the Indenture Trustee pursuant to the Indenture:

(a)           Existence and Power. The Servicer is an Arizona corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, to deliver and to perform its obligations under the Transaction Documents to which it is a party. The Servicer has obtained all necessary licenses and approvals in each jurisdiction where it does business and where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Transferred Assets.

(b)           Authorization and No Contravention. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Servicer and, to its knowledge, do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement to which the Servicer is a party or by which its properties are bound, in each case, other than violations of such laws, rules, regulations, organizational documents, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer’s ability to perform its obligations under, the Transaction Documents.

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(c)           No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made or approvals, authorizations or filings that will be made on a timely basis and (iii) approvals, authorizations or filings that, if not obtained or made, would not have a material adverse effect on the enforceability or collectability of the Receivables or would not materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents.

(d)           Binding Effect. Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

(e)           No Proceedings. There are no actions, suits, investigations or Proceedings pending or, to the knowledge of the Servicer, threatened against the Servicer before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Transaction Documents or (iv) relate to the Servicer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

SECTION 6.2         Indemnities of Servicer. Each of the Servicer, the Issuer and the Grantor Trust shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by such Person under this Agreement and the representations made by the Servicer herein:

(a)           The Servicer shall defend, indemnify, and hold harmless the Owner Trustee (including in its individual capacity), the Grantor Trust Trustee (including in its individual capacity), the Indenture Trustee, the Standby Servicer, the Seller, the Issuer, the Grantor Trust, the Certificate Paying Agent, the Noteholders and their respective officers, directors, employees and agents from and against any and all costs (including reasonable legal fees and related costs), expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence (other than errors in judgment), willful misconduct or bad faith of the Servicer in the performance of its duties under this Agreement or any other Transaction Document to which it is a party, or by reason of its reckless disregard of its obligations and duties under this Agreement or any other Transaction Document to which it is a party, or by reason of breach of any representations or warranties made herein by the Servicer (excluding, however, costs, expenses, losses, claims, damages and liabilities to the extent resulting from the negligence (or gross negligence (except for errors in judgment) in the case where the Owner Trustee, the Grantor Trust Trustee, the Certificate Paying Agent or the Indenture Trustee is seeking indemnification) or willful misconduct on the part of the indemnified party or breach of any Transaction Document by the indemnified party (which, in the case of the Indenture Trustee, resulted from the Indenture Trustee’s negligence or willful misconduct)). Such indemnification shall include any amounts incurred by an indemnified party in connection with the enforcement of the Servicer’s indemnification.

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(b)           Notwithstanding anything contained herein to the contrary, the Servicer shall not be liable under this Agreement or any other Transaction Document for any special, consequential or punitive damages whatsoever, whether in contract, tort or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to indemnification obligations for third-party claims made against a party.

(c)           Indemnification under this Section 6.2 by BAC (or any successor thereto), as Servicer, with respect to the period such Person was the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the resignation or removal of any other party or the termination or assignment of this Agreement. If the Servicer has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Servicer, without interest.

(d)           Promptly after receipt by an indemnified party under this Section 6.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Servicer under this Section 6.2, notify the Servicer of the commencement thereof; but the omission to so notify the Servicer will not relieve it from any liability which it may have to any indemnified party, unless, and then only to the extent that, the Servicer did not otherwise learn of the claim and such delay is materially prejudicial to the Servicer’s ability to defend or to obtain coverage under the Servicer’s insurance policy for such claim. In case any such action is brought against any indemnified party and it notifies the Servicer of the commencement thereof, the Servicer will be entitled to participate therein and, to the extent that it may wish and solely with respect to the allegations in such action for which the indemnified party intends to make a claim against the Servicer pursuant to this Section 6.2, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the Servicer to such indemnified party of its election so to assume the defense thereof, the Servicer will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the Servicer and the indemnified party shall have been advised by counsel that a conflict of interest prevents the indemnified party and the Servicer having the same counsel, the indemnified party or parties shall have the right to select a single separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, and the Servicer will reimburse any reasonable legal expenses incurred by the indemnified party having separate counsel, as a result of any such conflict, as incurred. The Servicer shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and any related future claims.

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(e)           The Issuer agrees to defend, indemnify and hold the Standby Servicer and any officers, managers, members, employees or agents of Standby Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses (collectively, “Losses”) that the Standby Servicer may sustain under this Agreement in connection with claims asserted at any time against Standby Servicer arising out of this Agreement, unless such Losses are the result of the negligence, bad faith or misconduct of the Standby Servicer or any failure of the representations and warranties made by the Standby Servicer hereunder (or any Transaction Document), or in connection herewith to be true and correct in all material respects when made, or the breach of any Transaction Document by the Standby Servicer resulting from the Standby Servicer’s negligence or willful misconduct; provided, that such indemnities shall only be payable pursuant to Section 4.4 hereof of Section 5.4 of the Indenture. The indemnities in this Section 6.2(e) shall include reasonable and documented attorneys’ fees and expenses of external counsel in connection with the successful enforcement of the indemnification rights hereunder and shall survive the termination of this Agreement or the removal or resignation of the Standby Servicer.

SECTION 6.3         Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any entity (i) into which the Servicer may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Servicer shall be a party, or any entity succeeding to the business of the Servicer or (ii) of which more than 50% of the voting stock or voting power and 50% or more of the economic equity is owned directly or indirectly by BAC or DTCS and which executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement, in each case, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 6.4         Limitation on Liability of the Servicer and Others.

(a)           Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer, the Grantor Trust, the Indenture Trustee, the Owner Trustee, the Grantor Trust Trustee, the Certificate Paying Agent, the Noteholders or the Certificateholders, except as provided under this Agreement or the other Transaction Documents, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of its failure to perform its obligations or of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer’s Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

(b)           Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.

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SECTION 6.5         Delegation of Duties. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Transaction Documents to any of its Affiliates or (b) specific duties (including, without limitation, its duties as custodian) to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer, the Grantor Trust, the Indenture Trustee and, to the extent it is acting as Relevant Trustee, the Certificate Paying Agent for its duties hereunder as if the Servicer alone were performing such duties. For any servicing activities delegated to third parties in accordance with this Section 6.5, the Servicer shall follow such policies and procedures to monitor the performance of such third parties and compliance with such servicing activities as the Servicer follows with respect to comparable motor vehicle receivables serviced by the Servicer for its own account.

SECTION 6.6         BAC Not to Resign as Servicer. Subject to the provisions of Sections 6.3 and 6.5, BAC will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of BAC will be communicated to the Issuer, the Grantor Trust and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Issuer, the Grantor Trust and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until a successor Servicer has assumed the responsibilities and obligations of BAC as Servicer.

SECTION 6.7         Servicer May Own Notes and Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes or Certificates so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes or Certificates, as applicable.

SECTION 6.8         Standby Servicer.

(a)           The Servicer covenants and agrees that it will provide the Standby Servicer with an Electronic File for each Receivable (i) as of the Cut-Off Date, (ii) thereafter, at the times specified in Section 3.14, and (iii) on or prior to the date on which the Standby Servicer commences servicing the Receivables.

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(b)           In connection with any transfer of servicing functions from the Servicer to the Standby Servicer, the Servicer will make arrangements with the Standby Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Standby Servicer, all necessary servicing files and records, including (as deemed necessary by the Standby Servicer at such time): (i) Receivable Files, (ii) servicing systems tapes and diskettes, (iii) Receivable payments and collections histories, (iv) Trust Account reconciliations, and (v) all other servicing related information and materials as may be necessary to allow the Standby Servicer to service the Receivables.

(c)           It is expressly understood that the Standby Servicer (i) will not be responsible for delays attributable to the Servicer’s failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Standby Servicer, and (ii) will not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Standby Servicer acting in accordance with information prepared or supplied by a Person other than the Standby Servicer or the failure of any such Person to prepare or provide such information, and (iii) will fulfill its duties and obligations as Standby Servicer, under this Agreement and the other Transaction Documents, in a manner consistent with standards commonly employed by it when providing similar “standby servicer” services for similar auto loan platforms. The Standby Servicer shall have no responsibility, shall not be in default and shall incur no liability (x) for any act or failure to act by any third party, including the Servicer or the Seller, or for any inaccuracy or omission in a notice or communication received by the Standby Servicer from any Person; or (y) which is due to or results from the invalidity or unenforceability of any Receivable under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable; provided, however, that this provision shall not protect the Standby Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement due to willful misconduct, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(d)           Notwithstanding anything contained in this Agreement to the contrary, the Standby Servicer is authorized to accept and reasonably rely on all of the accounting records (including computer records) and work of the Servicer relating to the Receivables (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Standby Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the Servicer; provided, however, that the Standby Servicer will provide notice to the Indenture Trustee if the Standby Servicer has actual knowledge of any defective or inaccurate data. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Standby Servicer making or continuing any Errors (collectively, “Continued Errors”), the Standby Servicer shall provide notice of such circumstances to the Indenture Trustee, and the Standby Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Standby Servicer agrees to use its best efforts to resolve and prevent further Continued Errors. In the event that a Responsible Officer of the Standby Servicer has actual knowledge of Errors or Continued Errors, it shall, with the prior written consent of the Indenture Trustee (acting at the direction of the Holders of a majority of the Note Balance of the Controlling Class), use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The Standby Servicer shall be entitled to recover its costs expended thereby from the Servicer, and to the extent not paid by the Servicer, pursuant to Section 4.4(a) or Section 5.4(a) of the Indenture, as applicable.

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(e)           Notwithstanding anything herein to the contrary, the Standby Servicer may delegate any and all of its duties and responsibilities hereunder, including but not limited to its duties as successor Servicer hereunder, to a subservicer should the Standby Servicer become the successor Servicer pursuant to Section 7.1. No such delegation or sub-contracting of duties by the Standby Servicer, including as successor Servicer, shall relieve the Standby Servicer of its responsibilities with respect to such duties.

(f)           The Standby Servicer shall have no responsibility or liability for the acts or omissions of the Servicer, DTCS, the Seller, the Issuer, the Indenture Trustee or any other party to this Agreement or the other Transaction Documents. The Standby Servicer may assume the performance by the Servicer, DTCS, the Seller, the Issuer, the Indenture Trustee or any other party to this Agreement or the other Transaction Documents absent written notice or actual knowledge of a Responsible Officer to the contrary.

(g)           Except to the extent set forth in the Transaction Documents, the Standby Servicer shall be entitled to each protection, privilege or indemnity afforded to the Indenture Trustee under Sections 3.5, 6.1(b), 6.1(c), 6.1(g), 6.2(a) through 6.2(e), 6.2(h), 6.2(i), 6.2(k) through 6.2(s) and 6.4 of the Indenture as though set forth in their entirety mutatis mutandis.

SECTION 6.9         Standby Servicer Not to Resign. The Standby Servicer may not resign from the obligations and duties hereby imposed on it as Standby Servicer under this Agreement except (a) upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or (b) upon satisfaction of the Rating Agency Condition. Notice of any such determination referred to in clause (a) permitting the resignation of the Standby Servicer shall be communicated to the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Indenture Trustee concurrently with or promptly after such notice. No such resignation of the Standby Servicer shall become effective until an entity, shall have assumed the responsibilities and obligations of the Standby Servicer; provided that if no such entity shall have assumed such responsibilities and obligations of the Standby Servicer within sixty (60) days of the resignation of the Standby Servicer, the Standby Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Standby Servicer, with the cost of such petition to be reimbursed to the Standby Servicer in accordance with Section 4.4(a).

SECTION 6.10         Merger or Consolidation of Standby Servicer. The Standby Servicer may merge with any Person in its sole discretion. Any Person (a) into which the Standby Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Standby Servicer shall be a party or (c) which may succeed to the properties and assets of the corporate trust business of the Standby Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Standby Servicer under this Agreement, shall be the successor to the Standby Servicer hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement. Promptly after such merger or consolidation, the successor Standby Servicer shall mail a notice of such merger or consolidation to the Servicer and the Issuer.

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SECTION 6.11         Successor Servicer. If the successor Servicer is Computershare Trust Company, National Association or its successors or assigns, such successor Servicer shall have (a) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (b) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (c) no obligation to pay any taxes required to be paid by the Servicer, (d) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (e) no liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the original servicer. The indemnification obligations of the Standby Servicer, upon becoming a successor Servicer are expressly limited to those instances of negligence, willful misconduct or bad faith of the Standby Servicer in its role as successor Servicer.

ARTICLE VII

TERMINATION OF SERVICER

SECTION 7.1         Termination and Replacement of Servicer.

(a)           If a Servicer Replacement Event shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Noteholders representing at least a majority of the Note Balance of the Controlling Class (or, if no Notes are Outstanding, the Relevant Trustee shall, at the direction of the Majority Certificateholders), by notice given to the Servicer, the Standby Servicer, the Owner Trustee, the Issuer, the Grantor Trust, the Administrator and the Noteholders, terminate the rights and obligations of the Servicer under this Agreement with respect to the Receivables. In the event the Servicer is removed or resigns as Servicer with respect to servicing the Receivables, the Indenture Trustee shall, at the direction of the Noteholders representing at least a majority of the Note Balance of the Controlling Class, appoint a successor Servicer (which may be the Standby Servicer). Upon the Servicer’s receipt of notice of termination, such Servicer will continue to perform its functions as Servicer under this Agreement only until the date specified in such termination notice or, if no such date is specified in such termination notice, until receipt of such notice. The Servicer shall be entitled to (i) its pro rata share of the Servicing Fee for the number of days in the Collection Period, (ii) any Supplemental Servicing Fees received by the Servicer prior to the effective date of its termination and (iii) reimbursement of any Liquidation Reimbursements incurred by such Servicer prior to the effective date of its termination. If a successor Servicer has not been appointed at the time when the outgoing Servicer ceases to act as Servicer after resigning or being removed in accordance with this Section 7.1, the Standby Servicer without further action will automatically be appointed the successor Servicer. Notwithstanding the above, the Standby Servicer, if it is legally unable or is unwilling to so act, will appoint, or petition a court of competent jurisdiction to appoint another successor Servicer. Any successor Servicer shall be an established institution whose regular business includes the servicing of comparable motor vehicle receivables. Any expenses incurred by the Indenture Trustee and the Standby Servicer in connection with the appointment of and transition to any successor Servicer will be indemnified pursuant to Section 6.7 of the Indenture.

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(b)           Noteholders holding not less than a majority of the Note Balance of the Controlling Class (or, if no Notes are Outstanding, the Majority Certificateholders) may waive any Servicer Replacement Event. Upon any such waiver, such Servicer Replacement Event shall cease to exist and be deemed not to have occurred, and any Servicer Replacement Event arising therefrom shall be deemed not to have occurred for every purpose of this Agreement, but no such waiver shall extend to any prior, subsequent or other Servicer Replacement Event or impair any right consequent thereto.

(c)           If replaced, the Servicer agrees that it will cooperate with the successor Servicer and the Indenture Trustee and will use commercially reasonable efforts at its own expense to effect the orderly and efficient transfer of the servicing of the Receivables to a successor Servicer, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other Trust Estate.

(d)           Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 7.1, (i) the Standby Servicer; or (ii) such other successor Servicer as may be appointed under this Section 7.1 shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement with respect to the Receivables, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except as otherwise set forth herein or in the other Transaction Documents or with respect to the obligations of the predecessor Servicer that survive its termination as Servicer, including indemnification obligations as set forth in Section 6.2(d). In such event, the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and replacement of the Servicer, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. No Servicer shall resign or be relieved of its duties under this Agreement, as Servicer of the Receivables, until a newly appointed Servicer for the Receivables shall have assumed the responsibilities and obligations of the resigning or terminated Servicer under this Agreement. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein. The predecessor Servicer shall grant the Issuer, the Indenture Trustee and the Standby Servicer reasonable access to the predecessor Servicer’s premises and at any location at which payments on the Receivables are received at the predecessor Servicer’s expense.

(e)           Notwithstanding the Standby Servicer’s assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of Servicer under this Agreement arising on and after the date when the Standby Servicer assumes the role of Servicer, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of any predecessor Servicer arising out of actions or omissions occurring on or before such date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including any liability for, any duties, responsibilities, obligations or liabilities of any predecessor Servicer arising out of actions or omissions under Section 4.4 or 6.2, regardless of when the liability, duty, responsibility or obligation of any predecessor Servicer therefore arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. The indemnification obligations of the Standby Servicer, upon becoming a successor Servicer, are expressly limited to those instances of negligence or willful misconduct of the Standby Servicer in its role as successor Servicer. The Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor Servicer has been appointed and accepted such appointment pursuant to this Section 7.1.

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(f)           In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of the successor Servicer out of Available Funds as it and such successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement (unless the amount is acceptable to Noteholders of Notes evidencing not less than a majority of the Note Balance).

(g)           Any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for any Servicing Transition Costs incurred in connection with its transition to Servicer. To the extent not paid in full by the immediate predecessor Servicer, such Servicing Transition Costs shall be paid from Available Funds pursuant to Section 4.4(a) of this Agreement or Section 5.4(b) of the Indenture, as applicable.

SECTION 7.2         Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee (or the Relevant Trustee if no Notes are Outstanding) will give prompt written notice thereof to the Owner Trustee, the Issuer, the Grantor Trust, the Grantor Trust Trustee, the Administrator, the Asset Representations Reviewer and to the Noteholders and the Certificateholders at their respective addresses of record.

ARTICLE VIII

OPTIONAL PURCHASE

SECTION 8.1         Optional Purchase of Trust Estate. The Servicer shall have the right at its option (the “Optional Purchase”) to purchase (and/or to designate one or more other parties to purchase) the Receivables, the Receivable Files and the Related Security relating thereto from the Grantor Trust on any Payment Date if, as of the last day of the related Collection Period, the Pool Balance has declined to 10% or less of the Pool Balance as of the Cut-Off Date. To exercise such option, the Servicer (or its designee) shall deposit, subject to Section 4.5, the Optional Purchase Price into the Collection Account on the Redemption Date; provided that, at the Servicer’s option, any Collections deposited into the Collection Account after the last day of the Collection Period immediately preceding the Redemption Date may either be applied to reduce the amount of such deposit or remitted to the Servicer (or its designee) following the exercise of the Optional Purchase. To avoid insufficient funds being available to make all payments as set forth in Section 4.4(a) in full, any funds remaining on deposit in the Reserve Account when the Optional Purchase is exercised shall be deposited into the Collection Account pursuant to Section 4.3(c). The Servicer shall furnish written notice of its election to exercise the Optional Purchase to the Indenture Trustee, the Standby Servicer, the Administrator, the Grantor Trust Trustee and the Owner Trustee not later than ten days prior to the date of the Optional Purchase. If the Servicer (or its designee) exercises the Optional Purchase, the Notes shall be redeemed and in each case in whole but not in part on the related Payment Date for the Redemption Price. Following any such Optional Purchase, any funds remaining in the Reserve Account will be distributed to or at the direction of the Seller.

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ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1         Amendment.

(a)           Any term or provision of this Agreement (including Appendix A) may be amended by the Seller and the Servicer, without the consent of the Indenture Trustee, the Standby Servicer, any Noteholder, the Issuer, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)           the Seller or the Servicer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)           the Rating Agency Condition is satisfied with respect to such amendment and the Seller or the Servicer notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)           This Agreement (including Appendix A) may also be amended from time to time by the Seller, the Servicer, the Standby Servicer and the Indenture Trustee (when so directed by an Issuer Request), with the consent of the Noteholders evidencing not less than a majority of the Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that no such amendment shall (i) reduce the interest rate or principal amount of any Note or change or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note or (ii) reduce the percentage of the aggregate outstanding principal amount of the Outstanding Notes, the consent of which is required to consent to any matter without the consent of the Holders of at least the percentage of the Note Balance which was required to consent to such matter before giving effect to such amendment. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement. For purposes of this Section 9.1, if BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect.

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(c)           Any term or provision of this Agreement (including Appendix A) may also be amended from time to time by the Seller and the Servicer, for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the 144A Notes or the Certificates without the consent of the Indenture Trustee, the Standby Servicer, any Noteholder, any Certificateholder, the Issuer, the Owner Trustee, the Grantor Trust, the Grantor Trust Trustee or any other Person; provided, however, that the Seller and the Servicer shall provide written notification of such amendment to the Indenture Trustee, the Standby Servicer, the Issuer, the Owner Trustee, the Grantor Trust and the Grantor Trust Trustee and promptly after the execution of any such amendment, the Seller and the Servicer shall furnish a copy of such amendment to the Indenture Trustee, the Standby Servicer, the Issuer, the Owner Trustee, the Grantor Trust and the Grantor Trust Trustee.

(d)           Prior to the execution of any such amendment, the Servicer shall provide written notification of the substance of such amendment to each Rating Agency, the Owner Trustee and the Grantor Trust Trustee; and promptly after the execution of any such amendment, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee; provided, notwithstanding anything herein to the contrary, that no amendment pursuant to this Section 9.1 shall be effective which adversely affects the rights, protections or duties of the Indenture Trustee (including when performing its duties as Relevant Trustee), the Standby Servicer, the Owner Trustee (including in its individual capacity) or the Grantor Trust Trustee (including in its individual capacity) without the prior written consent of such Person, which consent in each case shall not be unreasonably withheld or delayed.

(e)           Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee (if the Indenture Trustee is then the Relevant Trustee) shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer or the Grantor Trust, as applicable, any such amendment which adversely affects the Owner Trustee’s (including in its individual capacity), the Grantor Trust Trustee’s (including in its individual capacity) or the Indenture Trustee’s (including when performing its duties as Relevant Trustee), as applicable, own rights, duties or immunities under this Agreement.

(f)           Notwithstanding subsections (a), (b) and (c) of this Section 9.1, this Agreement may only be amended by the Seller and the Servicer if (i) the Majority Certificateholders, or, if 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates, such Person (or Persons), consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Seller or the Servicer or an Opinion of Counsel delivered to the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee, materially and adversely affect the interests of the Certificateholders. In determining whether 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates for purposes of clause (i) of this subsection (f), any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect. For the avoidance of doubt, no consent of the Certificateholders or delivery of any such Officer’s Certificate or Opinion of Counsel contemplated in clause (ii) of this subsection (f) shall be required in connection with an amendment to this Agreement pursuant to subsection (c) of this Section 9.1.

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(g)           Notwithstanding anything herein to the contrary, for purposes of classifying the Issuer as other than a corporation and the Grantor Trust as a grantor trust under the Code, without the consent of all of the Noteholders and all of the Certificateholders, no amendment shall be made to this Agreement that would, in and of itself, cause the Issuer to be classified as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes, or the Issuer (to the extent it is not wholly owned by a single taxpayer for United States federal income tax purposes) to be treated as engaged in the conduct of a trade or business within the United States, or the Grantor Trust to be classified as other than a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.

SECTION 9.2         Protection of Title.

(a)           The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other financing statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Grantor Trust and the Indenture Trustee under this Agreement in the Purchased Assets (to the extent that the interest of the Issuer, the Grantor Trust or the Indenture Trustee therein can be perfected by the filing of a financing statement). The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)           The Seller shall notify the Issuer in writing within ten (10) days following the occurrence of (i) any change in the Seller’s organizational structure as a limited liability company and (ii) any change in the Seller’s name. The Seller shall take all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary to amend all previously filed financing statements or continuation statements described in clause (a) above to maintain perfection of the Issuer and the Grantor Trust in the Receivables and shall have delivered to the Indenture Trustee within thirty (30) days after such change an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Grantor Trust in the Receivables or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

(c)           The Seller shall give the Issuer and the Indenture Trustee at least five days’ prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not practicable to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in clause (a) above.

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(d)           The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) in accordance with its Customary Servicing Practices accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e)           The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Grantor Trust in such Receivable and that such Receivable is owned by the Grantor Trust and has been pledged to the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture. Indication of the Issuer’s, the Grantor Trust’s and the Indenture Trustee’s interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full or repurchased.

(f)           If at any time the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee on behalf of the Noteholders.

SECTION 9.3         Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.

SECTION 9.4         Transfers Intended as Sales; Security Interest.

(a)           Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales, transfers, assignments and conveyances rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller’s estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectability of the Receivables.

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(b)           Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

(i)	This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;

(ii)	The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller of, and the Seller hereby grants to the Issuer, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

(iii)	The possession by the Issuer, the Grantor Trust or the Servicer as the Issuer’s and the Grantor Trust’s agent, of the Receivable Files and any other property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and

(iv)	Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents, as applicable, of the Issuer for the purpose of perfecting such security interest under applicable law.

SECTION 9.5         Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Grantor Trust, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 9.6         Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or by electronic transmission, and addressed in each case as set forth on Schedule I hereto or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid or via electronic transmission, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed or transmitted within the time and manner prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

41	Sale and Servicing Agreement (BLAST 2025-4)

SECTION 9.7         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY’S JURISDICTION, AND THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES SPECIFIED IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION.

SECTION 9.8         Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 9.9         Counterparts and Electronic Signature. This Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

SECTION 9.10         Waivers. No failure or delay on the part of the Servicer, the Seller, the Issuer, the Grantor Trust or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

42	Sale and Servicing Agreement (BLAST 2025-4)

SECTION 9.11         Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

SECTION 9.12         Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 9.13         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

SECTION 9.14         Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and Grant of a security interest in the Receivables, the other Transferred Assets and the Issuer’s and the Grantor Trust’s rights under this Agreement by the Issuer and the Grantor Trust, as applicable, to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer or the Grantor Trust under this Agreement in the event that the Issuer or the Grantor Trust shall fail to exercise the same.

SECTION 9.15         Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.16         Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party hereto shall not commence or join with any other Person in commencing or institute with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

43	Sale and Servicing Agreement (BLAST 2025-4)

SECTION 9.17         Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

(b)           consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.6 of this Agreement;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 9.18         Limitation of Liability.

(a)           It is expressly understood and agreed by the parties that (i) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer and as Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement and the Grantor Trust Agreement, (ii) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer and the Grantor Trust is made and intended not as personal representations, warranties, covenants undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer or the Grantor Trust, as applicable, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally or as Owner Trustee or as Grantor Trust Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or the Grantor Trust, as applicable, or any other Person in this Agreement and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or the Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or the Grantor Trust, as applicable, under this Agreement or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer or the Grantor Trust, as applicable.

44	Sale and Servicing Agreement (BLAST 2025-4)

(b)           Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Computershare Trust Company, National Association, not in its individual capacity but solely as Indenture Trustee and Certificate Paying Agent, respectively, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer; provided that the Indenture Trustee shall be responsible for its actions as Indenture Trustee hereunder and under the Indenture. Under no circumstances shall the Indenture Trustee or the Certificate Paying Agent be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee and the Certificate Paying Agent shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

SECTION 9.19         Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and Wilmington Trust, National Association, in its individual capacity and as Owner Trustee, the Certificate Paying Agent and the Grantor Trust Trustee shall be an express third party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

SECTION 9.20         Regulation AB. The Servicer shall cooperate fully with the Seller and the Issuer to deliver to the Seller and the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller or the Issuer to permit the Seller to comply with the provisions of Regulation AB and its reporting obligations under the Exchange Act, together with such disclosures relating to the Servicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.

SECTION 9.21         Information to Be Provided by the Indenture Trustee.

(a)           Each of the Servicer and the Indenture Trustee shall (i) on or before the fifth Business Day of each month, notify the Seller, in writing, of any Form 10-D Disclosure Item with respect to such Person (or in the case of the Indenture Trustee, any Form 10-D Disclosure Item of which a Responsible Officer of the Indenture Trustee has knowledge) together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Seller; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Seller, and (ii) as promptly as practicable following notice to or actual knowledge by a Responsible Officer of the Indenture Trustee of any changes to such information, provide to the Seller, in writing, such updated information.

45	Sale and Servicing Agreement (BLAST 2025-4)

(b)           As soon as available but no later than March 15 of each calendar year, commencing in March 2026, the Indenture Trustee shall:

(i)           deliver to the Seller a report regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit C as applicable to the Indenture Trustee or such other criteria as mutually agreed upon by the Seller and the Indenture Trustee;

(ii)           cause a firm of registered public accountants that is qualified and independent with the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver a report for inclusion in the Issuer’s filing of Exchange Act Form 10-K that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered to the Seller pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)           deliver to the Seller and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act) on behalf of the Issuer or the Seller substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Seller and the Indenture Trustee; and

(iv)           notify the Seller in writing of any affiliations or relationships (as described in Item 1119 of Regulation AB) between the Indenture Trustee and any Item 1119 Party, provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(c)           The Indenture Trustee shall, to the extent the Indenture Trustee has received any repurchase or replacement request with respect to any Receivable, no later than the fifth Business Day after the last day of each calendar month, provide notice to the Seller and BAC (each, a “Bridgecrest Party” and, collectively, the “Bridgecrest Parties”), in a form to be mutually agreed upon by BAC and the Indenture Trustee, of (i) all demands communicated to a Responsible Officer of the Indenture Trustee for the repurchase or replacement of any Receivable for breach of the representations and warranties concerning such Receivable and (ii) any actions taken by the Indenture Trustee with respect to such demand communicated to the Indenture Trustee in respect of any Receivables. In addition, the Indenture Trustee shall, upon written request of either Bridgecrest Party, at any time such Bridgecrest Party reasonably feels necessary, provide notification to the Bridgecrest Parties with respect to any actions taken by the Indenture Trustee as soon as practicable and in any event within five Business Days of receipt of such request. In no event shall the Indenture Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act with respect to the transactions contemplated by the Transaction Documents, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB with respect to the transactions contemplated by the Transaction Documents.

46	Sale and Servicing Agreement (BLAST 2025-4)

SECTION 9.22         Form 8-K Filings. Each of the Indenture Trustee and the Servicer shall promptly notify the Seller, but in no event later than two (2) Business Days after its occurrence, of any Reportable Event of which the Servicer or a Responsible Officer of the Indenture Trustee has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Seller or the Servicer has actual knowledge). Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

SECTION 9.23         AML Law Act. The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Indenture Trustee and the Standby Servicer are required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Indenture Trustee or the Standby Servicer. Each party hereby agrees that it shall provide the Indenture Trustee and the Standby Servicer with such identifying information and documentation as the Indenture Trustee or the Standby Servicer may request from time to time in order to enable the Indenture Trustee and the Standby Servicer to comply with all applicable requirements of AML Law.

SECTION 9.24         Relevant Trustee. Following the payment in full of principal of, and interest on, the Notes, the Certificate Paying Agent shall assume the role of Relevant Trustee hereunder and shall perform the obligations of the Relevant Trustee set forth herein. At least five (5) Business Days prior to the final payment in full of principal of, and interest on, the Notes, the Servicer shall deliver a written notification to the Certificate Paying Agent, which notice shall set forth the date upon which the Certificate Paying Agent will assume the role of Relevant Trustee (the “Assumption Date”). For the avoidance of doubt, the obligations and duties of the Certificate Paying Agent as Relevant Trustee under the Transaction Documents shall be limited to the express duties of the Relevant Trustee, and shall not be deemed to include any duty or obligation of the Indenture Trustee, the Issuer, or any other Person. In the performance of its obligations as Relevant Trustee, the Certificate Paying Agent shall be entitled to all of the same rights, protections, indemnities and immunities as the Indenture Trustee under the Indenture, which rights, protections, indemnities and immunities are incorporated herein by reference. The parties hereby agree to amend the Transaction Documents prior to the Assumption Date to provide for such terms and conditions as may be necessary or desirable in connection with the assumption of the role of Relevant Trustee by the Certificate Paying Agent.

[Remainder of Page Intentionally Left Blank]

47	Sale and Servicing Agreement (BLAST 2025-4)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BRIDGECREST AUTO FUNDING LLC, as Seller

By:	/s/ Daniel Gaudreau
Name:	Daniel Gaudreau
Title:	President

BRIDGECREST ACCEPTANCE CORPORATION, as Servicer

By:	/s/ Daniel Gaudreau
Name:	Daniel Gaudreau
Title:	Treasurer

S-1	Sale and Servicing Agreement (BLAST 2025-4)

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2025-4, as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Nancy E. Hagner
Name:	Nancy E. Hagner
Title:	Vice President

BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2025-4, as Grantor Trust

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Grantor Trust Trustee

By:	/s/ Nancy E. Hagner
Name:	Nancy E. Hagner
Title:	Vice President

S-2	Sale and Servicing Agreement (BLAST 2025-4)

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee and Certificate Paying Agent

By:	/s/ Jeanine C. Casey
Name:	Jeanine C. Casey
Title:	Vice President

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Standby Servicer

By:	/s/ Jeanine C. Casey
Name:	Jeanine C. Casey
Title:	Vice President

S-3	Sale and Servicing Agreement (BLAST 2025-4)

SCHEDULE I

NOTICE ADDRESSES

If to the Issuer:

Bridgecrest Lending Auto Securitization Trust 2025-4

c/o Wilmington Trust, National Association

1100 N. Market Street

Wilmington, Delaware 19890

Attention: Global Capital Markets

with copies to the Administrator and the Indenture Trustee

If to the Grantor Trust:

Bridgecrest Lending Auto Securitization Grantor Trust 2025-4

c/o Wilmington Trust, National Association

1100 N. Market Street

Wilmington, Delaware 19890

Attention: Global Capital Markets

with copies to the Administrator

If to BAC, the Servicer or the Administrator:

Bridgecrest Acceptance Corporation

1720 W. Rio Salado Parkway

Tempe, Arizona 85281

Attention: General Counsel

Email: legal.licensing@drivetime.com

If to the Seller or the Depositor:

Bridgecrest Auto Funding LLC

1720 W. Rio Salado Parkway
Tempe, Arizona 85281

Attention: General Counsel

Email: legal.licensing@drivetime.com

I-1	Schedule I to the Sale and Servicing Agreement

If to the Indenture Trustee, Certificate Paying Agent, Certificate Registrar or Standby Servicer:

Computershare Trust Company, National Association

1505 Energy Park Drive

St. Paul, Minnesota

Attention: Computershare Corporate Trust – Asset-Backed Administration

If to the Owner Trustee, the Grantor Trust Trustee or the Grantor Trust Certificate Registrar:

Wilmington Trust, National Association

1100 N. Market Street

Wilmington, Delaware 19890

Attention: Global Capital Markets

If to the Asset Representations Reviewer:

Clayton Fixed Income Services LLC

720 S. Colorado Blvd., Suite 200

Glendale, Colorado 80246

Attention: Legal Department

Email: ARRNotices@clayton.com

If to S&P:

S&P Global Ratings
55 Water Street

New York, New York 10041

Attention: Asset Backed Surveillance Department

If to Morningstar DBRS:

DBRS, Inc.

140 Broadway, 43rd Floor

New York, New York 10022

I-2	Schedule I to the Sale and Servicing Agreement

EXHIBIT A

FORM OF
ASSIGNMENT PURSUANT TO
SALE AND SERVICING AGREEMENT

October 22, 2025

For value received, in accordance with the Sale and Servicing Agreement (the “Agreement”), dated as of October 22, 2025, by and between Bridgecrest Lending Auto Securitization Trust 2025-4, a Delaware statutory trust (the “Issuer”), Bridgecrest Lending Auto Securitization Grantor Trust 2025-4, a Delaware statutory trust (the “Grantor Trust”), Bridgecrest Auto Funding LLC, a Delaware limited liability company (the “Seller”), Bridgecrest Acceptance Corporation, an Arizona corporation, as servicer, and Computershare Trust Company, National Association, a national banking association, as standby servicer and as indenture trustee, on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer on the Closing Date, without recourse (subject to the obligations in the Agreement) all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the schedule of Receivables delivered by the Seller to the Issuer on the date hereof, the Collections after the Cut-Off Date, the Receivable Files and the Related Security relating thereto, together with all of the Seller’s rights under the Purchase Agreement and all proceeds of the foregoing, which sale shall be effective as of the Cut-Off Date.

The foregoing sale does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or BAC to the Obligors, the Dealer, insurers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[Remainder of page intentionally left blank.]

A-1	Exhibit A to the Sale and Servicing Agreement

IN WITNESS WHEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

BRIDGECREST AUTO FUNDING LLC

By:
Name:
Title:

A-2	Exhibit A to the Sale and Servicing Agreement

EXHIBIT B

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in this Agreement, the Seller hereby represents, warrants, and covenants to the Issuer, the Grantor Trust and the Indenture Trustee as follows on the Closing Date:

General

1.            This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2.            The Receivables constitute “tangible chattel paper,” “electronic chattel paper,” “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC. If a Receivable constitutes “electronic chattel paper,” BAC has “control” of such electronic chattel paper within the meaning of Section 9-105 of the applicable UCC.

3.            Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of BAC (or its assignee), as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of BAC (or its assignee), as secured party.

Creation

4.            Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien created by BAC (except any Lien which will be released prior to assignment of such Receivable under this Agreement), and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien created by BAC (other than Permitted Liens).

5.            The Seller has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.

Perfection

6.            The Seller has caused or will have caused, within ten (10) days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

B-1	Exhibit B to the Sale and Servicing Agreement

7.            With respect to Receivables that constitute instruments or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee, as pledgee of the Grantor Trust; or

(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Grantor Trust; or

(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee, not in its individual capacity but solely as Indenture Trustee, as pledgee of the Grantor Trust.

Priority

8.            Neither the Seller nor BAC has authorized the filing of, or is aware of any financing statements against either the Seller or BAC that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by BAC to the Seller under the Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Seller to the Issuer under this Agreement, (iii) relating to the conveyance of the Receivables by the Issuer to the Grantor Trust under the Receivables Contribution Agreement, (iv) relating to the security interest granted by the Issuer to the Indenture Trustee under the Indenture or (v) that has been terminated.

9.            Neither the Seller nor BAC is aware of any material judgment, ERISA or tax lien filings against either the Seller or BAC.

10.          Neither the Seller nor BAC nor a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

11.          None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer, the Grantor Trust or the Indenture Trustee.

Survival of Perfection Representations

12.          Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

No Waiver

13.          The Seller and the Servicer shall provide the Rating Agencies with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

B-2	Exhibit B to the Sale and Servicing Agreement

EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN
INDENTURE TRUSTEE’S AND SERVICER’S ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Indenture Trustee or the Servicer, as applicable, shall address, at a minimum, the criteria identified below as “Applicable Indenture Trustee Servicing Criteria” or “Applicable Servicer Servicing Criteria”, as applicable:

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.		X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.		X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.		X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.			X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.		X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.		X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.			X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.		X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.		X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.			X

C-1	Exhibit C to the Sale and Servicing Agreement

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.		X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.		X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X1	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X2	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.		X
1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.		X

1 Solely with regard to timeframes and that distributions were made in accordance with the instructions of the Servicer.

2 Solely as it relates to remittance to the Indenture Trustee.

C-2	Exhibit C to the Sale and Servicing Agreement

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.		X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.		X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).		X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.			X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.			X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.		X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X

C-3	Exhibit C to the Sale and Servicing Agreement

EXHIBIT D

FORM OF INDENTURE TRUSTEE’S ANNUAL CERTIFICATION

Re:	BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2025-4

Computershare Trust Company, National Association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), certifies to Bridgecrest Auto Funding LLC (the “Seller”), and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)            It has reviewed the report on assessment of the Indenture Trustee’s compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended, and Item 1122 of Regulation AB (the “Servicing Assessment”) that was delivered by the Indenture Trustee to the Seller pursuant to the Sale and Servicing Agreement (the “Agreement”), dated as of October 22, 2025, by and between Bridgecrest Lending Auto Securitization Trust 2025-4, as issuer, Bridgecrest Lending Auto Securitization Grantor Trust 2025-4, as grantor trust, the Seller, Bridgecrest Acceptance Corporation, as servicer, and Computershare Trust Company, National Association, as standby servicer and as indenture trustee (collectively, the “Indenture Trustee Information”);

(2)            To the best of its knowledge, the Servicing Assessment, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Assessment; and

(3)            To the best of its knowledge, all of the information required to be provided by the Indenture Trustee pursuant to Sections 9.21 and 9.22 of the Agreement has been provided to the Seller.

Computershare Trust Company, National Association, not in its individual capacity but solely as Indenture Trustee

Date: ________________

D-1	Exhibit D to the Sale and Servicing Agreement

APPENDIX A

DEFINITIONS

The following terms have the meanings set forth, or referred to, below:

“144A Notes” means the Class E Notes and any Note retained by the Depositor or an Affiliate thereof on the Closing Date.

“60-Day Delinquent Receivables” means, as of any date of determination, all Receivables (other than Repurchased Receivables and Defaulted Receivables) that are sixty (60) or more days delinquent as of such date (or, if such date is not the last day of a Collection Period, as of the last day of the Collection Period immediately preceding such date), as determined in accordance with the Servicer’s Customary Servicing Practices.

“Accrued Class A Note Interest” means, with respect to any Payment Date, the sum of the Class A Noteholders’ Monthly Accrued Interest for such Payment Date and the Class A Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class B Note Interest” means, with respect to any Payment Date, the sum of the Class B Noteholders’ Monthly Accrued Interest for such Payment Date and the Class B Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class C Note Interest” means, with respect to any Payment Date, the sum of the Class C Noteholders’ Monthly Accrued Interest for such Payment Date and the Class C Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class D Note Interest” means, with respect to any Payment Date, the sum of the Class D Noteholders’ Monthly Accrued Interest for such Payment Date and the Class D Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class E Note Interest” means, with respect to any Payment Date, the sum of the Class E Noteholders’ Monthly Accrued Interest for such Payment Date and the Class E Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Act” has the meaning set forth in Section 11.3(a) of the Indenture.

“Actual Loss Amount” means, with respect to an Indemnified Receivable:

(a)            if the Servicer has extended the date for final payment by the Obligor of such Receivable beyond the last day of the Collection Period immediately preceding the latest Final Scheduled Payment Date, then an amount equal to the outstanding Principal Balance as of the fifth Business Day preceding the latest Final Scheduled Payment Date, and the related “Actual Loss Calculation Date” shall be the fifth Business Day preceding the latest Final Scheduled Payment Date;

(b)            if the Servicer has reduced the Contract Rate with respect to such Receivable other than as permitted by Section 3.2(a) of the Sale and Servicing Agreement, then an amount equal to the amount of the anticipated aggregate reduction in interest payments attributable to reduction of the Contract Rate over the term of such Receivable, and the related “Actual Loss Calculation Date” shall be the last day of the Collection Period during which the Servicer made such reduction;

A-1	Definitions (BLAST 2025-4)

(c)            if the Servicer has reduced the Principal Balance with respect to such Receivable other than as permitted by Section 3.2(a) of the Sale and Servicing Agreement, then an amount equal to such reduction, and the related “Actual Loss Calculation Date” shall be the last day of the Collection Period during which the Servicer made such reduction; or

(d)            if the Servicer has breached Section 3.5 of the Sale and Servicing Agreement with respect to such Receivable which materially and adversely affects the interests of the Issuer, the Grantor Trust or the Noteholders in any Receivable, then an amount equal to the greater of (i) zero and (ii) the excess of the Indemnified Receivable Amount for such Receivable over the sum of all Collections (including Liquidation Proceeds and Actual Loss Amounts previously paid by the Servicer with respect to such Receivable) received on such Receivable from and after the last day of the Collection Period ending immediately prior to the date of such breach by the Servicer through the earliest date that (1) such Receivable is paid in full, (2) all related Liquidation Proceeds expected to be received, if any, are received and (3) the last day of the Collection Period immediately preceding the latest Final Scheduled Payment Date, and the related “Actual Loss Calculation Date” shall be the last day of the earliest Collection Period during which such Receivable is paid in full, all related Liquidation Proceeds expected to be received, if any, are received and the last day of the Collection Period immediately preceding the latest Final Scheduled Payment Date.

“Actual Loss Calculation Date” means with respect to any applicable Indemnified Receivable shall have the applicable meaning set forth in the definition of Actual Loss Amount.

“Administration Agreement” means the Administration Agreement, dated as of the Closing Date, between the Administrator, the Issuer, the Grantor Trust and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Administrator” means BAC, or any successor Administrator under the Administration Agreement.

“Affiliate” means, for any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person and “affiliated” has a meaning correlative to the foregoing. For purposes of this definition, “control” means the power, directly or indirectly, to cause the direction of the management and policies of a Person.

“AML Law” means the laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Applicable Tax State” means, as of any date, each of the following: (a) the State in which the Issuer is located, and (b) the State of Arizona.

A-2	Definitions (BLAST 2025-4)

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of the date hereof, between the Issuer, the Grantor Trust, the Sponsor, the Servicer and the Asset Representations Reviewer, as the same may be amended, restated, modified or supplemented from time to time.

“Asset Representations Reviewer” means Clayton Fixed Income Services LLC, a Delaware limited liability company, or any successor Asset Representations Reviewer under the Asset Representations Review Agreement.

“Asset Review” has the meaning assigned to such term in the Asset Representations Review Agreement.

“Assumption Date” has the meaning set forth in Section 9.23 of the Sale and Servicing Agreement.

“Authenticating Agent” means any Person authorized by the Indenture Trustee to act on behalf of the Indenture Trustee to authenticate and deliver the Notes.

“Authorized Newspaper” means a newspaper of general circulation in the City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

“Authorized Officer” means (a) with respect to the Issuer, (i) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer (including any agent of the Owner Trustee acting under a power of attorney) and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) or (ii) so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee and the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (b) with respect to the Grantor Trust, (i) any officer of the Grantor Trust Trustee who is authorized to act for the Grantor Trust Trustee in matters relating to the Grantor Trust (including any agent of the Grantor Trust Trustee acting under a power of attorney) and who is identified on the list of Authorized Officers delivered by the Grantor Trust Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) or (ii) so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Grantor Trust pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Grantor Trust Trustee and the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (c) with respect to the Owner Trustee, the Grantor Trust Trustee, the Indenture Trustee, the Standby Servicer and the Servicer, any officer of the Owner Trustee, the Grantor Trust Trustee, the Indenture Trustee, the Standby Servicer or the Servicer, as applicable, who is authorized to act for the Owner Trustee, the Grantor Trust Trustee, the Indenture Trustee, the Standby Servicer or the Servicer, as applicable, in matters relating to the Transaction Documents and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee, the Grantor Trust Trustee, the Indenture Trustee and the Servicer, as applicable, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

A-3	Definitions (BLAST 2025-4)

“Available Funds” means, for any Payment Date and the related Collection Period, an amount equal to the sum of the following amounts: (i) all Collections received by the Servicer during such Collection Period, (ii) the sum of the Repurchase Prices deposited into the Collection Account with respect to each Receivable that will be a Repurchased Receivable on such Payment Date, (iii) the Optional Purchase Price deposited into the Collection Account in connection with the exercise of the Optional Purchase and (iv) any net investment earnings from amounts on deposit in the Collection Account.

“Available Funds Shortfall Amount” means, as of any Payment Date, the amount, if any, by which the sum of the amounts required to be paid pursuant to clauses first through twelfth of Section 4.4(a) of the Sale and Servicing Agreement exceeds the Available Funds for such Payment Date.

“BAC” means Bridgecrest Acceptance Corporation, an Arizona corporation, and its successors and assigns.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

“Bankruptcy Event” means, with respect to any Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days (or in the case of a Servicer Replacement Event, 60 consecutive days) or (ii) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Bankruptcy Remote Party” means each of the Seller, the Issuer, the Grantor Trust, any other trust created by the Seller or any limited liability company or corporation wholly-owned by the Seller.

“Benefit Plan” means (i) any “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a “plan” as described by Section 4975 of the Code, that is subject to Section 4975 of the Code or (iii) any entity or account deemed to hold the “plan assets” of any of the foregoing.

A-4	Definitions (BLAST 2025-4)

“Book-Entry Certificates” means the Certificates held by a Clearing Agency or its nominee and with respect to which beneficial ownership and transfers thereof shall be made through book entries by a Clearing Agency as described in Section 3.3 of the Trust Agreement.

“Book-Entry Notes” means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware, Arizona or New York, or in the state in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law, executive order or government decree to be closed; provided that, when used in the context of a Payment Date or a Determination Date, Business Day means any day other than (i) a Saturday or Sunday or (ii) a day on which the Federal Reserve Bank of New York is closed.

“Certificate” means a certificate substantially in the form of Exhibit A to the Trust Agreement evidencing a beneficial ownership interest in the Issuer. For the avoidance of doubt, the references in the Transaction Documents to a “Certificate” or a “Certificateholder,” unless the context otherwise requires, shall be deemed to be references to “Certificates” or “Certificateholders” if more than one Certificate has been issued.

“Certificate Distribution Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Certificate of Title” means, with respect to any Financed Vehicle, the certificate of title or other documentary evidence of ownership of such Financed Vehicle as issued by the department, agency or official of the jurisdiction (whether in paper or electronic form) in which such Financed Vehicle is titled and which is responsible for accepting applications for, and maintaining records regarding, certificates of title and liens thereon.

“Certificate Owner” means, with respect to any Certificate that is a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Certificate Paying Agent” means Computershare Trust Company, National Association or any other Person appointed as the successor Certificate Paying Agent pursuant to Section 3.8 of the Trust Agreement.

“Certificate Register” has the meaning specified in Section 3.6 of the Trust Agreement.

“Certificate Registrar” has the meaning specified in Section 3.6 of the Trust Agreement.

“Certificateholder” means, as of any date, the Person in whose name a Certificate is registered on the Certificate Register on such date.

A-5	Definitions (BLAST 2025-4)

“Class” means a group of Notes whose form is identical except for variation in denomination, principal amount or owner, and references to “each Class” thus mean each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

“Class A Note Balance” means, at any time, the sum of the Class A-1 Note Balance, the Class A-2 Note Balance and the Class A-3 Note Balance at such time.

“Class A Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of (A) the sum of (i) the Class A Noteholders’ Monthly Accrued Interest for the preceding Payment Date and (ii) any Class A Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over (B) the amount in respect of interest that was actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on such preceding Payment Date, to the extent permitted by law, at the respective Interest Rates borne by such Class A Notes for the related Interest Period.

“Class A Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes at the respective Interest Rate for such Class on the Note Balance of the Notes of each such Class on the Closing Date, with respect to the first Payment Date, and on the immediately preceding Payment Date, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date, with respect to each subsequent Payment Date.

“Class A Notes” means, collectively, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

“Class A-1 Final Scheduled Payment Date” means the Payment Date occurring in October 2026.

“Class A-1 Interest Rate” means 4.349% per annum (computed on the basis of the actual number of days elapsed during the applicable Interest Period, but assuming a 360-day year).

“Class A-1 Note Balance” means, at any time, the Initial Class A-1 Note Balance reduced by all payments of principal made prior to such time on the Class A-1 Notes.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered on the Note Register.

“Class A-1 Notes” means the Class of Auto Loan Asset Backed Notes designated as Class A-1 Notes, issued in accordance with the Indenture.

“Class A-2 Final Scheduled Payment Date” means the Payment Date occurring in June 2028.

“Class A-2 Interest Rate” means 4.35% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

A-6	Definitions (BLAST 2025-4)

“Class A-2 Note Balance” means, at any time, the Initial Class A-2 Note Balance reduced by all payments of principal made prior to such time on the Class A-2 Notes.

“Class A-2 Noteholder” means the Person in whose name a Class A-2 Note is registered on the Note Register.

“Class A-2 Notes” means the Class of Auto Loan Asset Backed Notes designated as Class A-2 Notes, issued in accordance with the Indenture.

“Class A-3 Final Scheduled Payment Date” means the Payment Date occurring in October 2029.

“Class A-3 Interest Rate” means 4.24% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class A-3 Note Balance” means, at any time, the Initial Class A-3 Note Balance reduced by all payments of principal made prior to such time on the Class A-3 Notes.

“Class A-3 Noteholder” means the Person in whose name a Class A-3 Note is registered on the Note Register.

“Class A-3 Notes” means the Class of Auto Loan Asset Backed Notes designated as Class A-3 Notes, issued in accordance with the Indenture.

“Class B Final Scheduled Payment Date” means the Payment Date occurring in August 2031.

“Class B Interest Rate” means 4.30% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class B Note Balance” means, at any time, the Initial Class B Note Balance reduced by all payments of principal made prior to such time on the Class B Notes.

“Class B Noteholder” means the Person in whose name a Class B Note is registered on the Note Register.

“Class B Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of (A) the sum of (i) the Class B Noteholders’ Monthly Accrued Interest for the preceding Payment Date and (ii) any Class B Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over (B) the amount in respect of interest that was actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on such preceding Payment Date, to the extent permitted by law, at the Class B Interest Rate for the related Interest Period.

“Class B Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Interest Rate on the Class B Note Balance on the Closing Date, with respect to the first Payment Date, and on the immediately preceding Payment Date, after giving effect to all payments of principal to the Class B Noteholders on or prior to such preceding Payment Date, with respect to each subsequent Payment Date.

A-7	Definitions (BLAST 2025-4)

“Class B Notes” means the Class of Auto Loan Asset Backed Notes designated as Class B Notes, issued in accordance with the Indenture.

“Class C Final Scheduled Payment Date” means the Payment Date occurring in August 2031.

“Class C Interest Rate” means 4.80% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class C Note Balance” means, at any time, the Initial Class C Note Balance reduced by all payments of principal made prior to such time on the Class C Notes.

“Class C Noteholder” means the Person in whose name a Class C Note is registered on the Note Register.

“Class C Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of (A) the sum of (i) the Class C Noteholders’ Monthly Accrued Interest for the preceding Payment Date and (ii) any Class C Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over (B) the amount in respect of interest that was actually paid to Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class C Notes on such preceding Payment Date, to the extent permitted by law, at the Class C Interest Rate for the related Interest Period.

“Class C Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class C Notes at the Class C Interest Rate on the Class C Note Balance on the Closing Date, with respect to the first Payment Date, and on the immediately preceding Payment Date, after giving effect to all payments of principal to the Class C Noteholders on or prior to such preceding Payment Date, with respect to each subsequent Payment Date.

“Class C Notes” means the Class of Auto Loan Asset Backed Notes designated as Class C Notes, issued in accordance with the Indenture.

“Class D Final Scheduled Payment Date” means the Payment Date occurring in August 2031.

“Class D Interest Rate” means 5.41% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class D Note Balance” means, at any time, the Initial Class D Note Balance reduced by all payments of principal made prior to such time on the Class D Notes.

“Class D Noteholder” means the Person in whose name a Class D Note is registered on the Note Register.

A-8	Definitions (BLAST 2025-4)

“Class D Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of (A) the sum of (i) the Class D Noteholders’ Monthly Accrued Interest for the preceding Payment Date and (ii) any Class D Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over (B) the amount in respect of interest that was actually paid to Noteholders of Class D Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class D Notes on such preceding Payment Date, to the extent permitted by law, at the Class D Interest Rate for the related Interest Period.

“Class D Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class D Notes at the Class D Interest Rate on the Class D Note Balance on the Closing Date, with respect to the first Payment Date, and on the immediately preceding Payment Date, after giving effect to all payments of principal to the Class D Noteholders on or prior to such preceding Payment Date, with respect to each subsequent Payment Date.

“Class D Notes” means the Class of Auto Loan Asset Backed Notes designated as Class D Notes, issued in accordance with the Indenture.

“Class E Final Scheduled Payment Date” means the Payment Date occurring in November 2032.

“Class E Interest Rate” means 7.18% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class E Note Balance” means, at any time, the Initial Class E Note Balance reduced by all payments of principal made prior to such time on the Class E Notes.

“Class E Noteholder” means the Person in whose name a Class E Note is registered on the Note Register.

“Class E Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of (A) the sum of (i) the Class E Noteholders’ Monthly Accrued Interest for the preceding Payment Date and (ii) any Class E Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over (B) the amount in respect of interest that was actually paid to Noteholders of Class E Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class E Notes on such preceding Payment Date, to the extent permitted by law, at the Class E Interest Rate for the related Interest Period.

“Class E Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class E Notes at the Class E Interest Rate on the Class E Note Balance on the Closing Date, with respect to the first Payment Date, and on the immediately preceding Payment Date, after giving effect to all payments of principal to the Class E Noteholders on or prior to such preceding Payment Date, with respect to each subsequent Payment Date.

“Class E Notes” means the Class of Auto Loan Asset Backed Notes designated as Class E Notes, issued in accordance with the Indenture.

A-9	Definitions (BLAST 2025-4)

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and shall initially be DTC.

“Clearing Agency Participant” means a broker, dealer, bank or other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means October 22, 2025.

“Code” means the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time, and any successor law thereto, and the regulations promulgated and the rulings issued thereunder.

“Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Collection Account” means the trust account established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Collection Period” means the period commencing on the first day of each calendar month and ending on the last day of such calendar month (or, in the case of the initial Collection Period, the period commencing on the close of business on the Cut-Off Date and ending on October 31, 2025). As used herein, the “related” Collection Period with respect to any date of determination or a Payment Date shall be deemed to be the Collection Period which immediately precedes such date of determination or Payment Date.

“Collections” means, to the extent received by the Servicer after the Cut-Off Date, the sum of (A) with respect to any Receivable, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) any full or partial prepayment of such Receivable, (iii) any Actual Loss Amounts received from the Servicer and (iv) any other amounts received by the Servicer which, in accordance with the Customary Servicing Practices, would customarily be applied to the payment of accrued interest or to reduce the Principal Balance of the Receivable, including rebates of premiums with respect to the cancellation or termination of any Insurance Policy, refunds for the costs of extended warranty or a service contract that was financed by such Receivable and (B) Liquidation Proceeds; provided, however, that the term “Collections” in no event will include (1) for any Payment Date, any amounts in respect of any Receivable the Repurchase Price of which has been included in the Available Funds on a prior Payment Date, (2) any Supplemental Servicing Fees or (3) any amounts required by law to be remitted to the related Obligor.

“Commission” means the U.S. Securities and Exchange Commission.

“Confidential Information” has the meaning set forth in Section 3.7(e)(iii) of the Purchase Agreement.

“Contract” means, with respect to any Receivable, the motor vehicle retail installment sale contract with any amendments or modifications thereto, evidencing such Receivable.

A-10	Definitions (BLAST 2025-4)

“Contract Rate” means, with respect to a Receivable, the interest rate per annum at which interest accrues under the Contract evidencing such Receivable. Such rate may be less than the “Annual Percentage Rate” disclosed in the Receivable.

“Controlling Class” means, with respect to any Notes Outstanding, the Class A Notes (voting together as a single Class) as long as any Class A Notes are Outstanding, and thereafter the Class B Notes as long as any Class B Notes are Outstanding, and thereafter the Class C Notes as long as any Class C Notes are Outstanding, and thereafter the Class D Notes as long as any Class D Notes are Outstanding, and thereafter the Class E Notes as long as any Class E Notes are Outstanding.

“Conveyed Assets” means (a) the Transferred Assets, (b) all of the Issuer’s rights under the Sale and Servicing Agreement and (c) all proceeds of the foregoing.

“Corporate Trust Office” means:

(a)            as used with respect to the Indenture Trustee and the Note Registrar, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of the Indenture is located at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Administrator, the Servicer, the Seller, the Owner Trustee, the Grantor Trust Trustee, and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Administrator, the Servicer, the Seller, the Owner Trustee, the Grantor Trust Trustee, the Issuer and the Grantor Trust);

(b)            as used with respect to the Owner Trustee, the Grantor Trust Trustee and the Grantor Trust Certificate Registrar, the corporate trust office of the Owner Trustee, the Grantor Trust Trustee and the Grantor Trust Certificate Registrar is located at 1100 N. Market Street, Wilmington, Delaware 19890, Attention: Global Capital Markets, or at such other address as the Owner Trustee, the Grantor Trust Trustee or the Grantor Trust Certificate Registrar may designate by notice to the Certificateholders, the Grantor Trust Certificateholders, the Administrator, the Servicer, the Seller and the Issuer, or the principal corporate trust office of any successor Owner Trustee or Grantor Trust Trustee (the address of which the successor Owner Trustee, Grantor Trust Trustee or Grantor Trust Certificate Registrar will notify the Certificateholders, the Grantor Trust Certificateholders, the Servicer, the Seller, the Issuer and the Grantor Trust); and

(c)            as used with respect to the Certificate Registrar, the principal office of the Certificate Registrar at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Trust Agreement is located at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, or at such other address as the Certificate Registrar may designate from time to time by notice to the Certificateholders, the Administrator, the Servicer, the Seller, the Indenture Trustee, the Owner Trustee, the Grantor Trust, the Grantor Trust Trustee, the Issuer and the Grantor Trust, or the principal corporate trust office of any successor Certificate Registrar (the address of which the successor Certificate Registrar will notify the Certificateholders, the Indenture Trustee, the Owner Trustee, the Grantor Trust, the Grantor Trust Trustee, the Servicer, the Seller, the Issuer and the Grantor Trust).

A-11	Definitions (BLAST 2025-4)

“Cram Down Loss” means, with respect to any Receivable (other than a Defaulted Receivable) as to which any court in any bankruptcy, insolvency or other similar Proceeding issues an order reducing the principal amount to be paid on such Receivable or otherwise modifies any payment terms with respect thereto, an amount equal to the amount of the principal reduction ordered by such court. A “Cram Down Loss” will be deemed to have occurred on the date of issuance of such court’s order.

“Customary Servicing Practices” means (i) with respect to the initial Servicer, the customary servicing practices of the Servicer or any Sub-Servicer with respect to all comparable motor vehicle receivables that the Servicer or such Sub-Servicer, as applicable, services for itself and others, as such customary servicing practices may be changed from time to time, except to the extent any such change would result in or cause the Issuer or the Grantor Trust to be treated, for United States federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, or cause the Grantor Trust to be treated as other than a grantor trust for United States federal income tax purposes, it being understood that the Servicer and the Sub-Servicers may not have the same “Customary Servicing Practices” and (ii) with respect to any successor Servicer, the customary and usual collection and servicing practices that such successor Servicer uses to service comparable automobile retail installment sale contracts for others; provided that such successor Servicer shall service the Receivables in accordance with the Transaction Documents, including the limitations set forth in Section 3.2(a) of the Sale and Servicing Agreement and the definition of “Permitted Modifications” herein.

“Cut-Off Date” means September 30, 2025.

“Dealer” means a motor vehicle dealer.

“Debt-For-Tax Opinion” means an Opinion of Counsel, of nationally recognized tax counsel, delivered to the Depositor and the Indenture Trustee stating that the Notes specified therein will be debt for United States federal income tax purposes.

“Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

“Defaulted Receivable” means, with respect to any Collection Period, a Receivable as to which (a) a related monthly payment became 120 days past due during such Collection Period, (b) the Financed Vehicle has been repossessed and sold, or (c) the Servicer has charged-off in full the related Principal Balance in accordance with its Customary Servicing Practices.

“Deficiency Balance” means, with respect to any Receivable, any deficiency balance, charged-off amount, Principal Balance, accrued interest and/or fees and any Related Security; provided, that such amounts and Related Security relate to a Receivable which is a Defaulted Receivable.

“Definitive Certificate” means a definitive fully registered Certificate issued pursuant to Section 3.5 of the Trust Agreement.

A-12	Definitions (BLAST 2025-4)

“Definitive Note” means a definitive fully registered Note issued pursuant to Section 2.12 of the Indenture.

“Delinquency Percentage” means, for any Payment Date and the related Collection Period, an amount equal to the ratio (expressed as a percentage) of (i) the aggregate Principal Balance of all 60-Day Delinquent Receivables as of the last day of such Collection Period to (ii) the Pool Balance as of the last day of such Collection Period.

“Delinquency Trigger” means, for any Payment Date and the related Collection Period, 50.00%.

“Depositor” means Bridgecrest Auto Funding LLC, a Delaware limited liability company, in its capacity as Depositor under the Trust Agreement.

“Depository Agreement” means the agreement, dated as of the Closing Date, executed by the Issuer in favor of DTC, as initial Clearing Agency, relating to the Notes and the Certificates, as the same may be amended or supplemented from time to time.

“Determination Date” means, with respect to a Payment Date, the fifth (5th) Business Day preceding such Payment Date, beginning in November 2025.

“Dollar” and “$” mean lawful currency of the United States.

“Domestic Corporation” means an entity that is treated as a corporation for United States federal income tax purposes and is a U.S. Person.

“DTC” means The Depository Trust Company, and its successors.

“DTCS” means DriveTime Car Sales Company, LLC, an Arizona limited liability company, and its successors and assigns.

“Eligible Account” means either (a) a segregated trust account established with an Eligible Institution or (b) a segregated deposit account or a segregated securities account established with an Eligible Institution.

“Eligible Institution” means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution whose deposits are insured by the FDIC organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), so long as such depository institution shall have a long-term issuer credit rating from S&P of at least “BBB” and a long term issuer credit rating from Morningstar DBRS (if rated by Morningstar DBRS) in one of its generic rating categories which signifies investment grade.

A-13	Definitions (BLAST 2025-4)

“Eligible Investments” means any one or more of the following types of investments:

(a)            direct obligations of, and obligations fully guaranteed as to timely payment by, the United States;

(b)            demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from S&P of at least “A-1” and from Morningstar DBRS of at least “R-1(high)” if rated by Morningstar DBRS;

(c)            solely with respect to the Collection Account, commercial paper (including commercial paper of any Affiliate of the Seller, the Servicer, the Indenture Trustee, the Certificate Paying Agent or the Owner Trustee) having, at the time of the investment or contractual commitment to invest therein, a credit rating from S&P of at least “A-1” and from Morningstar DBRS of at least “R-1(high)” if rated by Morningstar DBRS;

(d)            solely with respect to the Collection Account, investments in money market funds (including funds for which the Seller, the Servicer, the Indenture Trustee, the Certificate Paying Agent or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a credit rating in the highest rating category by each nationally recognized statistical rating organization then rating any class of the Notes and such money market funds;

(e)            solely with respect to the Collection Account, bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above; and

(f)            solely with respect to the Collection Account, repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above.

Each of the Eligible Investments may be purchased from the Relevant Trustee or through an Affiliate of the Relevant Trustee. Each Eligible Investment must mature or be liquidated on the Business Day immediately preceding the next Payment Date.

“Eligible Receivable” means a Receivable meeting all of the criteria set forth on Schedule II to the Purchase Agreement as of the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and any successor law thereto, and the regulations promulgated and rulings issued thereunder.

“Event of Default” has the meaning set forth in Section 5.1 of the Indenture.

A-14	Definitions (BLAST 2025-4)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means any reports on Form 10-D, Form 8-K and Form 10-K filed or to be filed by the Seller with respect to the Issuer under the Exchange Act.

“FATCA” means Sections 1471 through 1474 of the Code, any regulations or official interpretations thereunder or official interpretations thereof and any current or future agreements entered into pursuant to Section 1471(b)(1) of the Code, any published intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any applicable fiscal or regulatory legislation, rules or official practices adopted pursuant to such published intergovernmental agreement.

“FATCA Withholding” means any withholding or deduction required pursuant to FATCA.

“Fifth Allocation of Principal” means, with respect to any Payment Date, an amount equal to (1) the excess, if any, of (a) the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance, the Class D Note Balance and the Class E Note Balance as of such Payment Date (before giving effect to any principal payments made on the Notes on such Payment Date) over (b) the Pool Balance as of the end of the related Collection Period minus (2) the sum of the First Allocation of Principal, the Second Allocation of Principal, the Third Allocation of Principal and the Fourth Allocation of Principal for such Payment Date; provided, however, that the Fifth Allocation of Principal on and after the Final Scheduled Payment Date for the Class E Notes shall not be less than the amount that is necessary to reduce the outstanding Note Balance of the Class E Notes to zero (after the application of the First Allocation of Principal, the Second Allocation of Principal, the Third Allocation of Principal and the Fourth Allocation of Principal).

“Final Scheduled Payment Date” means, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class B Notes, the Class B Final Scheduled Payment Date, (v) the Class C Notes, the Class C Final Scheduled Payment Date, (vi) the Class D Notes, the Class D Final Scheduled Payment Date and (vii) the Class E Notes, the Class E Final Scheduled Payment Date.

“Financed Vehicle” means an automobile, light-duty truck, SUV or van, together with all accessions thereto, securing an Obligor’s indebtedness under the applicable Receivable.

“First Allocation of Principal” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the Class A Note Balance as of such Payment Date (before giving effect to any principal payments made on the Class A Notes on such Payment Date) over (b) the Pool Balance as of the end of the related Collection Period; provided, however, that the First Allocation of Principal for any Payment Date on and after the Final Scheduled Payment Date for any Class of Class A Notes shall not be less than the amount that is necessary to reduce the Note Balance of that Class of Class A Notes to zero.

“Force Majeure Event” shall mean any occurrence beyond the control of a party, including, but not limited to, (i) provision of any present or future law or regulation or act of any governmental authority, (ii) any act of God, (iii) natural disaster, (iv) war, (v) terrorism, (vi) civil unrest, (vii) labor dispute, (viii) disease, (ix) epidemic or pandemic, (x) quarantine, (xi) national emergency, (xii) utility failure, (xiii) computer hardware or software failure, (xiv) malware or ransomware attack, (xv) communications system failure, (xvi) unavailability of the Federal Reserve Bank wire or telex system or other applicable wire or funds transfer system, or (xvii) unavailability of any securities clearing system, provided such default or delay could not have been prevented by the taking of commercially reasonable precautions such as the implementation and execution of disaster recovery plans.

A-15	Definitions (BLAST 2025-4)

“Form 10-D Disclosure Item” means, with respect to any Person, (a) any legal Proceedings pending against such Person or of which any property of such Person is then subject, or (b) any Proceedings known to be contemplated by governmental authorities against such Person or of which any property of such Person would be subject, in each case that would be material to the Noteholders.

“Fourth Allocation of Principal” means, with respect to any Payment Date, an amount equal to (1) the excess, if any, of (a) the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance as of such Payment Date (before giving effect to any principal payments made on the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date) over (b) the Pool Balance as of the end of the related Collection Period minus (2) the sum of the First Allocation of Principal, the Second Allocation of Principal and the Third Allocation of Principal for such Payment Date; provided, however, that the Fourth Allocation of Principal on and after the Final Scheduled Payment Date for the Class D Notes shall not be less than the amount that is necessary to reduce the outstanding Note Balance of the Class D Notes to zero (after the application of the First Allocation of Principal, the Second Allocation of Principal and the Third Allocation of Principal).

“GAAP” means generally accepted accounting principles in the USA, applied on a materially consistent basis.

“Governmental Authority” means any (a) Federal, state, municipal, foreign or other governmental entity, board, bureau, agency or instrumentality, (b) administrative or regulatory authority (including any central bank or similar authority) or (c) court or judicial authority.

“Grant” means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb “to Grant” shall have correlative meanings.

“Grantor” means the Issuer, in its capacity as grantor under the Grantor Trust Agreement.

A-16	Definitions (BLAST 2025-4)

“Grantor Trust” means Bridgecrest Lending Auto Securitization Grantor Trust 2025-4, a Delaware statutory trust governed by the Grantor Trust Agreement, until a successor replaces it and, thereafter, means the successor.

“Grantor Trust Agreement” means the Amended and Restated Grantor Trust Agreement, dated as of the Closing Date, between the Grantor and the Grantor Trust Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Grantor Trust Certificate” means a certificate substantially in the form of Exhibit A to the Grantor Trust Agreement evidencing a beneficial ownership interest in the Grantor Trust.

“Grantor Trust Certificate Register” has the meaning specified in Section 3.3 of the Grantor Trust Agreement.

“Grantor Trust Certificate Registrar” has the meaning specified in Section 3.3 of the Grantor Trust Agreement.

“Grantor Trust Certificateholder” means, as of any date, the Person in whose name a Grantor Trust Certificate is registered on the Grantor Trust Certificate Register on such date.

“Grantor Trust Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Grantor Trust Estate” means all money, accounts, chattel paper, general intangibles, goods, instruments, investment property and other property of the Grantor Trust, including without limitation (i) the Receivables acquired by the Grantor Trust under the Receivables Contribution Agreement, the Related Security relating thereto and Collections thereon after the Cut-Off Date, (ii) all Receivable Files, (iii) the rights of the Seller, as buyer, under the Purchase Agreement, (iv) the rights of the Issuer and the Grantor Trust under the Sale and Servicing Agreement and the Administration Agreement, (v) the rights of the Grantor Trust under the Receivables Contribution Agreement and (vi) all proceeds of the foregoing.

“Grantor Trust Paying Agent” has the meaning specified in Section 5.3 of the Grantor Trust Agreement.

“Grantor Trust Percentage Interest” means, with respect to a Grantor Trust Certificate, the individual percentage interest of such Grantor Trust Certificate (calculated as the percentage that the nominal principal amount of such Grantor Trust Certificate represents of the aggregate nominal principal amount of all Grantor Trust Certificates) which shall be specified on the face thereof and which shall represent the percentage of certain distributions of the Grantor Trust beneficially owned by such Grantor Trust Certificateholder. The sum of the Grantor Trust Percentage Interests for all of the Grantor Trust Certificates shall be 100%.

“Grantor Trust Trustee” means Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as grantor trust trustee under the Grantor Trust Agreement, and any successor Grantor Trust Trustee thereunder.

A-17	Definitions (BLAST 2025-4)

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (concluded July 5, 2006).

“Holder” means, as the context may require, the Certificateholder or a Noteholder or both.

“Indemnified Receivable” means a Receivable for which the Servicer is obligated to indemnify for an Actual Loss Amount pursuant to Section 3.6 of the Sale and Servicing Agreement.

“Indemnified Receivable Amount” means, with respect to any Receivable that has become an Indemnified Receivable, the Principal Balance and accrued interest as of the last day of the Collection Period immediately preceding the Collection Period during which such Receivable first became an Indemnified Receivable.

“Indenture” means the Indenture, dated as of the Closing Date, between the Issuer, the Grantor Trust and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Indenture Trustee” means Computershare Trust Company, National Association, a national banking association, not in its individual capacity but as indenture trustee under the Indenture, or any successor trustee under the Indenture.

“Independent” means, when used with respect to any specified Person, that such Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Administrator and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor upon the Notes, the Administrator or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor upon the Notes, the Administrator or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, initial purchaser, trustee, partner, director or Person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Appendix A and that the signer is Independent within the meaning thereof.

“Initial Certificate Transfer Opinion” means an opinion rendered by nationally recognized tax counsel (i) upon the initial transfer by the Depositor of a Certificate to any Person not considered the same person as the Depositor for United States federal income tax purposes and (ii) while any Note retained by the Issuer or a Person that is considered the same Person as the Issuer for United States federal income tax purposes is outstanding that (x) such Note will be debt for United States federal income tax purposes or (y) the transfer by the Depositor of such Certificate will not cause the Issuer or the Grantor Trust to be treated as an association or publicly traded partnership taxable as a corporation, or cause the Grantor Trust to be treated as other than a grantor trust for United States federal income tax purposes.

A-18	Definitions (BLAST 2025-4)

“Initial Class A-1 Note Balance” means $60,600,000.

“Initial Class A-2 Note Balance” means $124,580,000.

“Initial Class A-3 Note Balance” means $124,580,000.

“Initial Class B Note Balance” means $63,000,000.

“Initial Class C Note Balance” means $91,000,000.

“Initial Class D Note Balance” means $89,250,000.

“Initial Class E Note Balance” means $42,010,000.

“Initial Note Balance” means, for any Class, the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class B Note Balance, the Initial Class C Note Balance, the Initial Class D Note Balance or the Initial Class E Note Balance, as applicable, or with respect to the Notes generally, the sum of the foregoing.

“Initial Reserve Account Deposit Amount” means an amount equal to $10,500,221.93.

“Instituting Noteholders” has the meaning set forth in Section 7.6(a) of the Indenture.

“Insurance Policy” means (i) any theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle, and (ii) any credit life or credit disability insurance maintained by an Obligor in connection with any Receivable.

“Interest Period” means, with respect to any Payment Date, (a) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date to but excluding that Payment Date (for example, for a Payment Date in June, the Interest Period is from and including the Payment Date in May to but excluding the Payment Date in June) and (b) for the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, from and including the 15th day of the calendar month preceding such Payment Date (or from and including the Closing Date in the case of the first Payment Date) to but excluding the 15th day of the month in which such Payment Date occurs.

“Interest Rate” means (a) with respect to the Class A-1 Notes, the Class A-1 Interest Rate, (b) with respect to the Class A-2 Notes, the Class A-2 Interest Rate, (c) with respect to the Class A-3 Notes, the Class A-3 Interest Rate, (d) with respect to the Class B Notes, the Class B Interest Rate, (e) with respect to the Class C Notes, the Class C Interest Rate, (f) with respect to the Class D Notes, the Class D Interest Rate or (g) with respect to the Class E Notes, the Class E Interest Rate.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

A-19	Definitions (BLAST 2025-4)

“Issuer” means Bridgecrest Lending Auto Securitization Trust 2025-4, a Delaware statutory trust governed by the Trust Agreement, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Transaction Documents, each other obligor on the Notes.

“Issuer Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Issuer Order” and “Issuer Request” means a written order or request of the Issuer signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Item 1119 Party” means the Seller, BAC, the Servicer, the Indenture Trustee, the Owner Trustee, the Asset Representations Reviewer, any underwriter of the Notes and any other material transaction party identified by the Seller or BAC to the Indenture Trustee and the Owner Trustee in writing.

“Lien” means, for any asset or property of a Person, a lien, security interest, mortgage, pledge or encumbrance in, of or on such asset or property in favor of any other Person, except any Permitted Lien.

“Liquidation Proceeds” means, with respect to a Defaulted Receivable and any Collection Period, the monies collected or otherwise realized with respect to such Defaulted Receivable from whatever source during such Collection Period, net of (i) the reasonable out of-pocket costs of collection or liquidation incurred by the Servicer (including, but not limited to repossession and resale expenses) during such Collection Period, and (ii) any amounts required by law to be remitted to the related Obligor; provided, however, that the Repurchase Price for any Receivable shall not constitute “Liquidation Proceeds”.

“Liquidation Reimbursements” means any amount owing to the Servicer for reasonable out-of-pocket costs of liquidation incurred by the Servicer (i) that are to be excluded from Liquidation Proceeds, (ii) that were included in the payment of Liquidation Proceeds deposited in the Collection Account in a prior Collection Period, and (iii) for which the Servicer has not previously received reimbursement either pursuant to Section 4.4(a) of the Sale and Servicing Agreement or otherwise.

“Majority Certificateholders” means Certificateholders holding in the aggregate more than 50% of the Percentage Interests.

“Majority Grantor Trust Certificateholders” means Grantor Trust Certificateholders holding in the aggregate more than 50% of the Grantor Trust Percentage Interests.

“Morningstar DBRS” means DBRS, Inc., or any successor that is a nationally recognized statistical rating organization.

“Note” means a Class A-1 Note, Class A-2 Note, Class A-3 Note, Class B Note, Class C Note, Class D Note or Class E Note in each case substantially in the forms of Exhibit A-1 or A-2, as applicable, to the Indenture.

A-20	Definitions (BLAST 2025-4)

“Note Balance” means, with respect to any date of determination, for any Class, the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class B Note Balance, the Class C Note Balance, the Class D Note Balance or the Class E Note Balance, as applicable, or with respect to the Notes generally, the sum of all of the foregoing.

“Note Factor” means, for any Payment Date and each Class of Notes, a six-digit decimal equal to the Note Balance of such Class of Notes as of the end of the related Collection Period divided by the Note Balance of such Class of Notes as of the Closing Date. The Note Factor will be 1.000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the Note Balance of such Class of Notes.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Note Register” and “Note Registrar” have the respective meanings set forth in Section 2.4 of the Indenture.

“Noteholder” means, as of any date, the Person in whose name a Note is registered on the Note Register on such date.

“Noteholder Direction” has the meaning set forth in Section 7.6(a) of the Indenture.

“Notes” means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

“Obligor” means, for any Receivable, each Person obligated to pay such Receivable.

“Officer’s Certificate” means (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, (ii) with respect to the Grantor Trust, a certificate signed by any Authorized Officer of the Grantor Trust, and (iii) with respect to the Seller, the Administrator or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer or the controller of the Seller, the Administrator or the Servicer, as applicable.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture or any other applicable Transaction Document, be employees of or counsel to the Issuer, the Grantor Trust, the Servicer, the Seller or the Administrator, and which opinion or opinions comply with any applicable requirements of the Transaction Documents and are in form and substance reasonably satisfactory to the recipient(s). Opinions of Counsel need address matters of law only and may be based upon stated assumptions as to relevant matters of fact.

“Optional Purchase” has the meaning set forth in Section 8.1 of the Sale and Servicing Agreement.

A-21	Definitions (BLAST 2025-4)

“Optional Purchase Price” means, on any Payment Date, the greater of (a) the lesser of (i) the product of (x) 90% and (y) the Pool Balance as of the end of the related Collection Period and (ii) the sum of (x) the product of (1) 100% and (2) the aggregate outstanding Principal Balance of all Receivables that are less than 61 days past due as of the end of the related collection period and (y) the product of (1) 50% and (2) the aggregate outstanding Principal Balance of all Receivables (other than any Receivable that has been charged-off) (A) that are 61 or more days past due as of the end of the related Collection Period, (B) where the related Obligor is the subject of a bankruptcy proceeding or (C) where the related Financed Vehicle has been repossessed and (b) the amount necessary to pay in full (after application of the Available Funds for such Payment Date) (A) the Servicing Fee for such Payment Date and all unpaid Servicing Fees with respect to prior periods, (B) all fees, expenses and indemnities owed to the Indenture Trustee, the Grantor Trust Trustee (including in its individual capacity) and the Owner Trustee (including in its individual capacity) and not previously paid, (C) all fees, expenses and indemnities owed to the Standby Servicer and not previously paid, (D) interest then due on the Outstanding Notes and (E) the aggregate unpaid Note Balance of all of the Outstanding Notes.

“Other Assets” means any assets (or interests therein) (other than the Trust Estate) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Issuer, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

“Outstanding” means, as of any date, all Notes (or all Notes of an applicable Class) theretofore authenticated and delivered under the Indenture except:

(i)            Notes (or Notes of an applicable Class) theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii)           Notes (or Notes of an applicable Class) or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

(iii)          Notes (or Notes of an applicable Class) in exchange for or in lieu of other Notes (or Notes of such Class) that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether Noteholders holding the requisite Note Balance have given any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, the Seller, any Certificateholder, the Servicer, the Administrator or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding unless all of the Notes are then owned by the Issuer, the Seller, any Certificateholder, the Servicer, the Administrator or any of their respective Affiliates, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, vote or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee thereof establishes to the satisfaction of the Indenture Trustee such pledgee’s right so to act with respect to such Notes and that such pledgee is not the Issuer, the Seller, any Certificateholder, the Servicer, the Administrator or any of their respective Affiliates.

A-22	Definitions (BLAST 2025-4)

“Owner Trustee” means Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

“Paying Agent” means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments of principal of or interest on the Notes on behalf of the Issuer.

“Payment Date” means the 15th day of each calendar month; provided, however, whenever a Payment Date would otherwise be a day that is not a Business Day, the Payment Date shall be the next Business Day. The initial Payment Date will be the Payment Date in November 2025. As used herein, the “related” Payment Date with respect to a Collection Period shall be deemed to be the Payment Date which immediately follows such Collection Period.

“Payment Default” has the meaning set forth in Section 5.4(a) of the Indenture.

“Percentage Interest” means, with respect to a Certificate, the individual percentage interest of such Certificate (calculated as the percentage that the nominal principal amount of such Certificate represents of the aggregate nominal principal amount of all Certificates) which shall be specified on the face thereof and which shall represent the percentage of certain distributions of the Issuer beneficially owned by such Certificateholder. The sum of the Percentage Interests for all of the Certificates shall be 100%.

“Permitted Liens” means (a) any liens created by the Transaction Documents; (b) any liens for taxes not yet due and payable or the amount of which is being contested in good faith by appropriate Proceedings; and (c) any liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like liens securing obligations which are not due and payable or the amount or validity of which is being contested in good faith by appropriate Proceedings.

“Permitted Modification” means an extension, deferral, alteration, amendment, modification, settlement, temporary reduction in payment or adjustment to the terms of, or with respect to, any Receivable (any of the foregoing, a “Receivable Modification”) made pursuant to the Servicer’s Customary Servicing Practices with respect to which at least one of the following conditions has been satisfied:

(i)	such Receivable Modification, individually and collectively, considering all Receivable Modifications proposed to be made with respect to the Receivable, is ministerial in nature (including, without limitation, any change to the due date for monthly payments from an Obligor to a different day in the month or a waiver of any Supplemental Servicing Fees);

(ii)	such Receivable Modification that (x) is required by Applicable Law (including at the direction of a regulatory authority, court order, in accordance with regulatory guidance or in accordance with the Servicer’s compliance procedures for complying with the Servicemembers Civil Relief Act and any similar applicable state law) or (y)(A) is in accordance with the Servicer’s Customary Servicing Practices and (B) is intended by the Servicer to comply with or respond to a law, government regulation or government enforcement activity pertaining to the Receivables or classes of loans similar to the Receivables;

A-23	Definitions (BLAST 2025-4)

(iii)	in the case of any extension or deferral, (x) the Obligor’s address is within a geographic area determined by the President of the United States or the Governor of the applicable state to warrant individual, or individual and public, assistance from the federal government under the Robert T. Stafford Disaster Relief and Emergency Assistance Act or similar state law, as the case may be or (y) the Obligor is a United States federal or state government employee that is furloughed on account of a shutdown of such government occurring as a result of a lapse in annual appropriations;

(iv)	the Servicer, in response to a request made by an Obligor, provides for extensions or deferrals of payment with respect to a Receivable to the extent that the following conditions all apply: (A) such extensions or deferrals may not extend the final payment more than five (5) months past the original final payment date; (B) such extensions or deferrals shall not exceed five (5) months in the aggregate during the life of such Receivable; and (C) such extension or deferral does not cause the number of extensions or months by which the payment due date relating to such loan to be extended in the aggregate more than one (1) month within a continuous 12-month period;

(v)	such Receivable Modification is a change of payment frequency on a Receivable;

(vi)	such Receivable Modification where (x) the Obligor is in payment default or in the judgment of the Servicer, in accordance with the Servicer’s Customary Servicing Practices, it is reasonably foreseeable that the Obligor will default (it being understood that the Servicer may proactively contact any Obligor whom the Servicer believes may be at higher risk of a payment default under the related Receivable, and it being further understood that if the Obligor has notified the Servicer that the Obligor has been materially and adversely impacted by a natural disaster, public health emergency or public terror attack, then the Servicer may reasonably conclude that it is reasonably foreseeable that such Obligor will default), and (y) the Servicer believes that such Receivable Modification is appropriate or necessary to preserve the value of such Receivable and to prevent such Receivable from going into default (or, where the Receivable is already in default, to prevent the Receivable from becoming further impaired); or

(vii)	an opinion has been delivered to the Issuer and the Administrator to the effect that such extension, deferral, amendment, modification, alteration, temporary reduction in payment or adjustment will not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.

“Person” means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

A-24	Definitions (BLAST 2025-4)

“Physical Property” means (a) bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery and (b) Security Certificates.

“Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA whether or not subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, or an entity or account deemed to hold plan assets of any of the foregoing.

“Pool Balance” means, at any time, the aggregate Principal Balance of the Receivables (other than Defaulted Receivables) at such time.

“Pool Factor” means, for any Payment Date, a six-digit decimal equal to the Pool Balance as of the end of the related Collection Period divided by the aggregate Principal Balance of the Receivables as of the Cut-Off Date. The Pool Factor will be 1.000000 as of the Closing Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; provided, however, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

“Principal Balance” means, as of any time, for any Receivable, the outstanding principal balance of such Receivable determined in accordance with Customary Servicing Practices.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Prospectus” means the final prospectus dated October 15, 2025 relating to the Notes.

“Purchase Agreement” means the Purchase Agreement, dated as of the Closing Date, between BAC and the Seller, as amended, restated, modified or supplemented from time to time.

“Purchased Assets” has the meaning set forth in Section 2.1 of the Purchase Agreement.

“Qualified Institutional Buyer” has the meaning specified in Rule 144A.

“Rating Agency” means each of S&P and Morningstar DBRS.

“Rating Agency Condition” means, with respect to any event or circumstance and each Rating Agency, either (a) written confirmation (which may be in the form of a letter, a press release or other publication, or a change in such Rating Agency’s published ratings criteria to this effect) by such Rating Agency that the occurrence of such event or circumstance will not cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to any of the Notes or (b) such Rating Agency shall have been given notice of that event or circumstance at least ten days prior to the occurrence of that event or circumstance (or, if ten days’ advance notice is impracticable, as much advance notice as is practicable and is acceptable to such Rating Agency).

A-25	Definitions (BLAST 2025-4)

“Receivable” means any Contract with respect to a new or used automobile, light-duty truck, SUV or van which shall appear on the Schedule of Receivables and all Related Security in connection therewith which has not been released from the lien of the Indenture.

“Receivable Files” has the meaning set forth in Section 2.2(a) of the Sale and Servicing Agreement.

“Receivables Contribution Agreement” means the Receivables Contribution Agreement, dated as of the Closing Date, between the Issuer and the Grantor Trust, as the same may be amended, restated, modified or supplemented from time to time.

“Record Date” means, unless otherwise specified in any Transaction Document, with respect to any Payment Date or Redemption Date, (i) for any Definitive Notes and for any Definitive Certificates, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date or Redemption Date occurs and (ii) for any Book-Entry Notes and for any Book-Entry Certificates, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date.

“Records” means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights, to the extent legally transferable) relating to such Receivable or the related Obligor.

“Redemption Date” means, in the case of a redemption of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Administrator or the Issuer pursuant to Section 10.1 of the Indenture.

“Redemption Price” means an amount equal to the sum of (a) the unpaid Note Balance of all Notes redeemed, plus (b) accrued and unpaid interest thereon at the applicable Interest Rate for the Notes being so redeemed, up to but excluding the Redemption Date.

“Registered Holder” means the Person in whose name a Note is registered on the Note Register on the related Record Date.

“Regular Allocation of Principal” means, with respect to any Payment Date, an amount not less than zero equal to (1) the excess, if any, of (a) the Note Balance of the Notes as of such Payment Date (before giving effect to any principal payments made on the Notes on such Payment Date) over (b) (i) the Pool Balance as of the end of the related Collection Period less (ii) the Targeted Overcollateralization Amount minus (2) the sum of the First Allocation of Principal, the Second Allocation of Principal, the Third Allocation of Principal, the Fourth Allocation of Principal and the Fifth Allocation of Principal.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518. 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided in writing by the Commission or its staff from time to time.

A-26	Definitions (BLAST 2025-4)

“Regulation RR” means 17 C.F.R. Part 246, as such may be amended from time to time, and subject to such clarification and interpretation as may be provided by the Commission or its staff from time to time.

“Related Security” means, for any Receivable, (i) the security interest in the related Financed Vehicle, (ii) any rights to any proceeds from claims on any related Insurance Policy or refunds in connection with extended service agreements or other ancillary products relating to any Receivable after the Cut-Off Date, (iii) any other property securing such Receivable and (iv) all proceeds of the foregoing.

“Relevant Trustee” means (i) prior to the payment in full of principal of and interest on the Notes, the Indenture Trustee and (ii) following the payment in full of principal of and interest on the Notes, Computershare Trust Company, National Association, in its capacity as Certificate Paying Agent; provided, however, that with respect to any property that is under the joint or separate control of a co-trustee or separate trustee under the Trust Agreement or the Indenture, respectively, “Relevant Trustee” shall refer to either or both of the Certificate Paying Agent and such co-trustee or separate trustee or to either or both of the Indenture Trustee and such co-trustee or separate trustee, as the case may be.

“Reportable Event” means any event required to be reported on Form 8-K, and in any event, the following:

(a)            entry into a material definitive agreement related to the Issuer, the Notes, the Receivables or an amendment to a Transaction Document, even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(2) of Regulation AB);

(b)            termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(2) of Regulation AB);

(c)            with respect to the Servicer only, the occurrence of a Servicer Replacement Event;

(d)            an Event of Default;

(e)            the resignation, removal, replacement, or substitution of the Indenture Trustee or the Owner Trustee; and

(f)            with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture.

“Representatives” has the meaning set forth in Section 3.7(e)(iii) of the Purchase Agreement.

“Repurchase Price” means, with respect to any Repurchased Receivable, a price equal to the outstanding Principal Balance of such Receivable plus any unpaid accrued interest (calculated at the related Contract Rate) related to such Receivable accrued to and including the end of the Collection Period preceding the date that such Repurchased Receivable was purchased by BAC.

A-27	Definitions (BLAST 2025-4)

“Repurchased Receivable” means a Receivable purchased by BAC pursuant to Section 3.4 of the Purchase Agreement.

“Requesting Investor” has the meaning set forth in Section 7.5 of the Indenture.

“Requesting Party” has the meaning set forth in Section 3.7 of the Purchase Agreement.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Reserve Account Draw Amount” means, for any Payment Date, an amount equal to the lesser of (a) the Available Funds Shortfall Amount, if any, for such Payment Date and (b) the amount of cash or other immediately available funds on deposit in the Reserve Account (including any net investment earnings) on such Payment Date; provided, that the Reserve Account Draw Amount with respect to each Payment Date shall not be used to pay any Servicing Fees that are due and payable to the Servicer so long as BAC or any other Affiliate of BAC is the Servicer or any amount due and payable to the Standby Servicer so long as BAC or any other Affiliate of BAC is the Standby Servicer; provided further, however, that if such Payment Date is the Redemption Date, the “Reserve Account Draw Amount” shall mean an amount equal to the amount of cash or other immediately available funds on deposit in the Reserve Account on the Redemption Date.

“Responsible Officer” means, (a) with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture, (b) with respect to the Owner Trustee or the Grantor Trust Trustee, any agent of the Owner Trustee or the Grantor Trust Trustee acting under a power of attorney or any officer within the Corporate Trust Office of the Owner Trustee or the Grantor Trust Trustee including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Issuer, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, (c) with respect to the Servicer, the Administrator or Seller, any officer of such Person having direct responsibility for the transactions contemplated by the Transaction Documents and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (d) with respect to the Standby Servicer, any officer within the corporate trust department of the Standby Servicer, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Standby Servicer who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Transaction Documents.

A-28	Definitions (BLAST 2025-4)

“Restricted Notes” means any Note for which no Debt-For-Tax Opinion has been rendered on or after the later of (i) the Closing Date and (ii) the most recent date on which such Note was beneficially owned by the Issuer or the single beneficial owner of the Issuer for United States federal income tax purposes.

“Review Notice” has the meaning set forth in Section 7.6(b) of the Indenture.

“Review Report” has the meaning assigned to such term in Section 3.07 of the Asset Representations Review Agreement.

“Review Satisfaction Date” means, with respect to any Asset Review, the first date on which (a) the Delinquency Percentage for any Payment Date exceeds the Delinquency Trigger and (b) a Noteholder Direction with respect to such Asset Review has occurred.

“Rule 144A” means Rule 144A under the Securities Act and any successor rule thereto.

“Rule 144A Information” means the information specified pursuant to Rule 144A(d)(4) of the Securities Act (or any successor provision thereto).

“S&P” means S&P Global Ratings, or any successor that is a nationally recognized statistical rating organization.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of the Closing Date, between the Seller, the Issuer, the Grantor Trust, the Servicer, the Standby Servicer and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Sarbanes Certification” has the meaning set forth in Section 9.21(b)(iii) of the Sale and Servicing Agreement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, modified or supplemented from time to time, and any successor law thereto.

“Schedule of Receivables” means the electronic data file of the Receivables transferred to the Grantor Trust on the Closing Date on file with the Servicer.

“Scheduled Payment” means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to any prepayments or any rescheduling of payments in any insolvency or similar proceedings).

“SCRA Obligor” means an Obligor who is a “servicemember” in “military service” or is a “dependent” of a “servicemember” (in each case, within the meaning of the Servicemembers Civil Relief Act).

A-29	Definitions (BLAST 2025-4)

“Second Allocation of Principal” means, with respect to any Payment Date, an amount equal to (1) the excess, if any, of (a) the sum of the Class A Note Balance and the Class B Note Balance as of such Payment Date (before giving effect to any principal payments made on the Class A Notes and the Class B Notes on such Payment Date) over (b) the Pool Balance as of the end of the related Collection Period minus (2) the First Allocation of Principal for such Payment Date; provided, however, that the Second Allocation of Principal on and after the Final Scheduled Payment Date for the Class B Notes shall not be less than the amount that is necessary to reduce the outstanding Note Balance of the Class B Notes to zero (after the application of the First Allocation of Principal).

“Section 385 Certificateholder” means a holder of a Certificate (or interest therein) that is (1) a Domestic Corporation, (2) an entity (foreign or domestic) that (i) is treated as a partnership for United States federal income tax purposes and 80 percent or more of its ownership interests are controlled, directly or indirectly, by an “expanded group,” within the meaning of Treasury Regulation Section 1.385-1(c)(4) and (ii) has an expanded group partner (as defined in Treasury Regulation Section 1.385-3(g)(12)) that is a Domestic Corporation or (3) a disregarded entity or grantor trust of an entity described in clause (1) or (2).

“Section 385 Controlled Partnership” has the meaning set forth in Treasury Regulation Section 1.385-1(c)(1) for a “controlled partnership”.

“Section 385 Expanded Group” has the meaning set forth in Treasury Regulation Section 1.385-1(c)(4) for an “expanded group”.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Certificate” has the meaning given such term in Section 8-102(a)(16) of the UCC.

“Seller” means Bridgecrest Auto Funding LLC, a Delaware limited liability company.

“Servicer” means BAC, in its capacity as Servicer, initially, and any replacement Servicer appointed pursuant to the Sale and Servicing Agreement.

“Servicer Replacement Event” means any one or more of the following that shall have occurred and be continuing:

(a)            any failure by the Servicer to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for five Business Days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate Note Balance of all Outstanding Notes;

(b)            any failure by the Servicer to duly observe or perform in any respect any other of its covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for 60 days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee (acting at the written direction of Noteholders evidencing at least a majority of the aggregate Note Balance of all Outstanding Notes) or Noteholders evidencing at least a majority of the aggregate Note Balance of all Outstanding Notes;

A-30	Definitions (BLAST 2025-4)

(c)            any representation or warranty of the Servicer in the Sale and Servicing Agreement proves to have been incorrect in any respect when made, which failure materially and adversely affects the rights of the Noteholders, and which failure continues unremedied for a period of 60 days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee (acting at the written direction of Noteholders evidencing at least a majority of the aggregate Note Balance of all Outstanding Notes) or Noteholders evidencing at least a majority of the aggregate Note Balance of all Outstanding Notes; or

(d)            the Servicer suffers a Bankruptcy Event;

provided, however, that (A) if any delay or failure of performance referred to in clause (a) above shall have been caused by a Force Majeure Event or other similar occurrence, the five Business Day grace period referred to in such clause (a) shall be extended for an additional 60 calendar days and (B) if any delay or failure of performance referred to in clause (b) or clause (c) above shall have been caused by a Force Majeure Event or other similar occurrence, the 60-day grace period referred to in such clause (b) or clause (c), as applicable, shall be extended for an additional 60 calendar days.  The existence or occurrence of any “material instance of noncompliance” (within the meaning of Item 1122 of Regulation AB) shall not create any presumption that any event in clauses (a), (b) or (c) above has occurred.

“Servicer’s Certificate” means the certificate delivered pursuant to Section 3.8 of the Sale and Servicing Agreement.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” means, for any Payment Date, the product of (A) one-twelfth, (B) the Servicing Fee Rate and (C) the Pool Balance as of the opening of business on the first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-Off Date).

“Servicing Fee Rate” means 3.00% per annum.

“Servicing Transition Costs” means any transition expenses and costs due in respect of the transfer of servicing to the Standby Servicer (including any boarding fees or other expenses payable by the Issuer).

“Severely Distressed Receivable” means, as of any date of determination, a Receivable (other than a Repurchased Receivable) (i) that is 60 or more days delinquent or, if less than 60 days delinquent, the related Obligor has experienced a hardship and, in the judgment of the Servicer in accordance with its Customary Servicing Practices, it is reasonably foreseeable that the Obligor will be unable to pay the Principal Balance of, and accrued and unpaid interest and fees on, such Receivable in accordance with its terms, (ii) that is a Defaulted Receivable, (iii) for which the Obligor is the subject of a bankruptcy or other insolvency proceeding, (iv) for which the related Financed Vehicle has been repossessed (or for which the Servicer has initiated repossession proceedings), (v) for which the related Financed Vehicle has been subject to theft or suffered destruction or damage that would be determined to be beyond repair in accordance with Customary Servicing Practices or (vi) for which the maturity date is in less than six months and, in the judgment of the Servicer in accordance with its Customary Servicing Practices, it is reasonably foreseeable that the Obligor will be unable to pay the Principal Balance of, and accrued and unpaid interest and fees on, such Receivable by the maturity date.

A-31	Definitions (BLAST 2025-4)

“Similar Law” means any applicable law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

“Simple Interest Method” means the method of calculating interest due on a motor vehicle receivable on a daily basis based on the actual outstanding principal balance of the receivable on that date.

“Simple Interest Receivable” means any motor vehicle receivable pursuant to which the payments due from the Obligors during any month are allocated between interest, principal and other charges based on the actual date on which a payment is received and for which interest is calculated using the Simple Interest Method.

“Specified Reserve Account Balance” means, for any Payment Date, an amount equal to 1.50% of the Pool Balance as of the Cut-Off Date; provided, however, on any Payment Date on or after the Notes are no longer Outstanding following payment in full of the principal of and interest on the Notes, the “Specified Reserve Account Balance” shall be $0.

“Sponsor” means BAC.

“Standby Servicer” means Computershare Trust Company, National Association, and its permitted successors and assigns.

“Standby Servicing Fee” means for any Payment Date, the greater of (i) the product of (A) 0.02%, (B) one-twelfth and (C) the Pool Balance as of the opening of business first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-Off Date) and (ii) $4,000.

“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq.

“Sub-Servicer” means any Affiliate of the Servicer or any sub-contractor to whom any or all duties of the Servicer (including, without limitation, its duties as custodian) under the Transaction Documents have been delegated in accordance with Section 6.5 of the Sale and Servicing Agreement.

“Subject Receivables” has the meaning assigned to such term in the Asset Representations Review Agreement.

“Supplemental Servicing Fees” means any and all (i) late fees, (ii) extension fees, (iii) non-sufficient funds charges and (iv) any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable.

A-32	Definitions (BLAST 2025-4)

“Targeted Overcollateralization Amount” means, for each Payment Date, the greater of (i) 20.00% of the Pool Balance as of the last day of the related Collection Period and (ii) 3.00% of the Pool Balance as of the Cut-Off Date.

“Tax Information” means information and/or properly completed and signed tax certifications sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding, imposed on payments to the provider, and to allow the recipient to comply with any reporting or other obligations under any applicable tax law, including but not limited to Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, as applicable, and any required supporting documentation.

“Test Fail” has the meaning assigned to such term in the Asset Representations Review Agreement.

“Third Allocation of Principal” means, with respect to any Payment Date, an amount equal to (1) the excess, if any, of (a) the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance as of such Payment Date (before giving effect to any principal payments made on the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date) over (b) the Pool Balance as of the end of the related Collection Period minus (2) the sum of the First Allocation of Principal and the Second Allocation of Principal for such Payment Date; provided, however, that the Third Allocation of Principal on and after the Final Scheduled Payment Date for the Class C Notes shall not be less than the amount that is necessary to reduce the outstanding Note Balance of the Class C Notes to zero (after the application of the First Allocation of Principal and the Second Allocation of Principal).

“TIA” or “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

“Transaction Documents” means the Indenture, the Notes, the Depository Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Administration Agreement, the Trust Agreement, the Grantor Trust Agreement, the Receivables Contribution Agreement and the Asset Representations Review Agreement, as the same may be amended, restated, supplemented or modified from time to time.

“Transferred Assets” means (a) the Purchased Assets, (b) all of the Seller’s rights under the Purchase Agreement, including the rights to enforce the repurchase obligations of BAC for breaches of the representations and warranties of BAC set forth in Schedule II to the Purchase Agreement and (c) all proceeds of the foregoing.

“Treasury Regulations” means the regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

A-33	Definitions (BLAST 2025-4)

“Trust Account Provider” means a bank or trust company that is an Eligible Institution at which one or more of the Trust Accounts are established.

“Trust Accounts” means the Collection Account and the Reserve Account.

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Closing Date, between the Depositor and the Owner Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Trust Estate” means all money, accounts, chattel paper, general intangibles, goods, instruments, investment property and other property of the Issuer, including without limitation (i) the Grantor Trust Certificate, (ii) all of the Issuer’s right, title and interest in and to the Grantor Trust Estate, (iii) the rights of the Issuer to the funds on deposit from time to time in the Trust Accounts and any other account or accounts (other than the Certificate Distribution Account) established pursuant to the Indenture or Sale and Servicing Agreement and all cash, investment property and other property from time to time credited thereto and all proceeds thereof (including investment earnings, net of losses and investment expenses, on amounts on deposit therein, other than as provided in Section 3.7 of the Sale and Servicing Agreement), (iv) the rights of the Seller, as buyer, under the Purchase Agreement, (v) the rights of the Issuer under the Sale and Servicing Agreement and the Administration Agreement and (vi) all proceeds of the foregoing.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

“Underwriter” or “Underwriters” means, collectively, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc. and Fifth Third Securities, Inc..

“Underwriting Agreement” means the Underwriting Agreement, dated as of October 15, 2025 among Wells Fargo Securities, LLC, on its own behalf and as representative of the several underwriters named therein, BAC and the Depositor.

“United States” or “USA” means the United States of America (including all states, the District of Columbia, territories and political subdivisions thereof).

“Unrelated Amounts” means (a) amounts deposited by the Servicer into the Collection Account but later determined by the Servicer to be mistaken or returned deposits or postings, (b) amounts deposited by the Servicer into the Collection Account as Collections but which were later determined by the Servicer to not constitute Collections with respect to the Receivables and (c) amounts received by the Servicer with respect to a Receivable that the Servicer is prohibited from depositing into the Collection Account or otherwise remitting to the Issuer by law or court order, the direction of a regulatory authority or regulatory guidance.

A-34	Definitions (BLAST 2025-4)

“U.S. Person” means a Person that is a “United States person” as defined in Section 7701(a)(30) of the Code, generally including:

(a)            a citizen or resident of the United States;

(b)            a corporation or partnership organized in or under the laws of the United States, any State or the District of Columbia;

(c)            an estate, the income of which is includible in gross income for United States tax purposes, regardless of its source; or

(d)            a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust or a trust that has elected to be treated as a U.S. Person.

“Verification Documents” means, with respect to any Note Owner, a certification from such Note Owner certifying that such Person is in fact, a Note Owner, as well as one additional piece of documentation reasonably satisfactory to the recipient, such as a trade confirmation, account statement, letter from a broker or dealer or other similar document.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

A-35	Definitions (BLAST 2025-4)